--------------------------------------------------------------------------------


                          1998-C SUBI SERVICING SUPPLEMENT

                                         to

                 AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT
                            Dated as of October 1, 1996


                                       Among


                                    TMTT, INC.,
                                as Titling Trustee,

                          TOYOTA MOTOR CREDIT CORPORATION,
                                    as Servicer,

                                        and

                          U.S. BANK NATIONAL ASSOCIATION,
                                   as Trust Agent




                            Dated as of December 1, 1998



--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                                 PAGE
                                      ARTICLE I

                                     DEFINITIONS
1.01 Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

                                     ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF SERVICER

2.01 Representations and Warranties of Servicer. . . . . . . . . . . . . . . . . . .3

                                     ARTICLE III

                               CREATION OF 1998-C SUBI

3.01 Initial Creation of 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust . . . . . .4
3.02 Subsequent Additions to 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust . . . .5
3.03 Servicer Payment in Respect of Certain Contracts and Leased Vehicles. . . . . .6
3.04 Filings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

                                     ARTICLE IV

             SPECIFIC REQUIREMENTS FOR ADMINISTRATION AND SERVICING OF
                         CONTRACTS IN 1998-C SUBI PORTFOLIO

4.01 Servicer Bound by Titling Trust Agreement . . . . . . . . . . . . . . . . . . .7
4.02 Collection of Monthly Payments and Remittances;
     Application of Proceeds; Accounts . . . . . . . . . . . . . . . . . . . . . . .8
4.03 Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
4.04 Collection and Application of Security Deposits . . . . . . . . . . . . . . . 14
4.05 Advances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
4.06 Payment of Certain Fees and Expenses; No Offset . . . . . . . . . . . . . . . 16
4.07 Servicing Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
4.08 Repossession and Sale of Leased Vehicles. . . . . . . . . . . . . . . . . . . 17
4.09 Servicer to Act on Behalf of Titling Trust. . . . . . . . . . . . . . . . . . 19
4.10 Indemnificationby Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . 20
4.11 Third Party Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
4.12 Insurance Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
4.13 Servicer Not to Resign; Assignment. . . . . . . . . . . . . . . . . . . . . . 22
4.14 Obligor Insurance Coverage in Respect of Leased Vehicles. . . . . . . . . . . 23
4.15 Corporate Existence; Status; Merger . . . . . . . . . . . . . . . . . . . . . 23


                                    ARTICLE V

                              STATEMENTS AND REPORTS

5.01 Reporting by the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . 24
5.02 Annual Accountants' Reports . . . . . . . . . . . . . . . . . . . . . . . . . 25
5.03 Other Certificates And Notices From Servicer. . . . . . . . . . . . . . . . . 26
5.04 Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

                                    ARTICLE VI

                                     DEFAULT

6.01 Event of Servicing Termination; Termination of Servicer as to
     1998-C SUBI Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
6.02 No Effect on Other Parties. . . . . . . . . . . . . . . . . . . . . . . . . . 28

                                    ARTICLE VII

                                   MISCELLANEOUS

7.01 Termination of Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . 28
7.02 Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
7.03 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
7.04 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
7.05 Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
7.06 No Petition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
7.07 Inspection and Audit Rights . . . . . . . . . . . . . . . . . . . . . . . . . 30
7.08 Article and Section Headings. . . . . . . . . . . . . . . . . . . . . . . . . 31
7.09 Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . 31
7.10 Rights Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
7.11 Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
7.12 Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . 31
7.13 Effect of 1998-C SUBI Servicing Supplement on Titling Trust Agreement . . . . 32

                                       EXHIBITS

EXHIBIT A      Schedule of 1998-C Contracts and 1998-C Leased Vehicles
               as of the Initial Cutoff Date............................................A-1
EXHIBIT B      Form of Servicer's Certificate...........................................B-1
EXHIBIT C      Form of Power of Attorney................................................C-1

SCHEDULE I     Addresses of Branch Offices

         1998-C SUBI SERVICING SUPPLEMENT TO THE AMENDED AND RESTATED
                        TRUST AND SERVICING AGREEMENT

          1998-C SUBI SERVICING SUPPLEMENT TO THE AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT (the "1998-C SUBI Servicing Supplement"), dated as of December 1, 1998, among TMTT, INC., a Delaware corporation, as Titling Trustee of TOYOTA LEASE TRUST, a Delaware business trust (the "Titling Trust") on behalf of the Titling Trust, TOYOTA MOTOR CREDIT CORPORATION, a California corporation, as Servicer, and U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), as Trust Agent.

                                   RECITALS

          A. Toyota Motor Credit Corporation ("TMCC"), the Titling Trustee and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association), as Trust Agent, have entered into that certain Amended and Restated Trust and Servicing Agreement, dated as of October 1, 1996, amending and restating that certain Trust and Servicing Agreement, dated as of October 1, 1996, among the same parties (as so amended and restated, and as it may be further amended, supplemented or modified, the "Titling Trust Agreement"), pursuant to which TMCC and the Titling Trustee formed the Titling Trust for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

          B. Concurrently herewith, and as contemplated by the Titling Trust Agreement, TMCC, the Titling Trustee and the Trust Agent are entering into that certain 1998-C SUBI Supplement to the Titling Trust Agreement, dated as of December 1, 1998, pursuant to which the Titling Trustee, on behalf of the Titling Trust and at the direction of TMCC, as UTI Beneficiary, will create and issue to or to the order of TMCC (i) a 1998-C SUBI Certificate evidencing beneficial interests in the assets of the 1998-C SUBI other than the proceeds of the Residual Value Insurance Policies, and (ii) a 1998-C SUBI Insurance Certificate evidencing beneficial interests in the assets of the 1998-C SUBI that are proceeds of the Residual Value Insurance Policies insofar as such policies relate to the 1998-C Leased Vehicles and the 1998-C Contracts. It is the intention of the parties hereto that the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate collectively represent a 100% beneficial interest in the 1998-C SUBI, whose beneficiaries generally will be entitled to the net cash flow arising from, but only from, the related 1998-C SUBI Assets, all as set forth in the Titling Trust Agreement and the 1998-C SUBI Supplement.

          C. Also concurrently herewith, TMCC and the Transferor are entering into that certain 1998-C SUBI Certificate Purchase and Sale Agreement, dated as of December 1, 1998, pursuant to which TMCC is selling to the Transferor, without recourse, all of TMCC's right, title and interest in and to the 1998-C SUBI, the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate, all moneys due thereon and paid thereon or in respect thereof and the right to realize on any property that may be deemed to secure the 1998-C
SUBI, and all proceeds thereof.

          D. Also concurrently herewith, and as contemplated by the Titling Trust Agreement, the Transferor and U.S. Bank National Association, as 1998-C Securitization Trustee, are entering into that certain Securitization Trust Agreement, dated as of December 1, 1998 (the "1998-C Securitization Trust Agreement"), pursuant to which the 1998-C SUBI Certificate will be transferred to the 1998-C Securitization Trustee, in that capacity on behalf of the Securitization Trust, in connection with a Securitized Financing thereof by the Transferor. The 1998-C SUBI Insurance Certificate will not be transferred to the 1998-C Securitization Trustee and the Transferor will retain the 1998-C SUBI Insurance Certificate.

          E. The parties desire to supplement the servicing provisions of the Titling Trust Agreement, insofar as they apply to the 1998-C SUBI, the 1998-C SUBI Sub-Trust, the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate, to provide for further specific servicing obligations that will benefit the holders of the 1998-C SUBI Certificate and the 1998-C SUBI Insurance Certificate and the parties to and other beneficiaries of the Transaction Documents relating to the Securitized Financing contemplated by the 1998-C Securitization Trust Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations with regard to the 1998-C SUBI Sub-Trust:

                                  ARTICLE I
                                 DEFINITIONS

          1.01 DEFINITIONS.

          For all purposes of this 1998-C SUBI Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions attached to the Titling Trust Agreement or in the Annex of Supplemental Definitions attached to the 1998-C SUBI Supplement for all purposes of this 1998-C SUBI Servicing Supplement. In the event of any conflict between a definition set forth in the Annex of Definitions and the Annex of Supplemental Definitions, the definition set forth in the Annex of Supplemental Definitions shall prevail. In the event of any conflict between a definition set forth both herein and in the Annex of Definitions or Annex of Supplemental Definitions, the definition set forth herein shall prevail. All terms used in this 1998-C SUBI Servicing Supplement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this 1998-C SUBI Servicing Supplement as a whole and not to any particular article or section within this 1998-C SUBI Servicing Supplement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference herein to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof. Any reference herein to the "1998-C Securitization Trustee, acting on behalf of the 1998-C Securitization Trust", or words of similar import, shall be deemed to mean the 1998-C Securitization Trustee, acting on behalf of the Toyota Auto Lease Trust 1998-C and all beneficiaries thereof.

                                  ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF SERVICER

          2.01 REPRESENTATIONS AND WARRANTIES OF SERVICER.

          The Servicer represents and warrants to the Titling Trustee, the 1998-C Securitization Trustee and each SUBI Beneficiary as follows:

          (a) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has, corporate power, authority and legal right to acquire, own, sell and service the Contracts and related Leased Vehicles and to hold the related Contract Documents and Certificates of Title as custodian on behalf of the Titling Trust.

          (b) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the 1998-C Contracts and related 1998-C Leased Vehicles as required by this Agreement) requires such qualifications.

          (c) POWER AND AUTHORITY. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.

          (d) BINDING OBLIGATIONS. This 1998-C SUBI Servicing Supplement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

          (e) NO CONFLICT. The consummation of the transactions contemplated by this 1998-C SUBI Servicing Supplement and the fulfillment of the terms of this 1998-C SUBI Servicing Supplement does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this 1998-C
SUBI Servicing Supplement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties; which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Servicer.

          (f) NO PROCEEDINGS. To the Servicer's actual knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Servicer's knowledge, threatened, against or affecting the Servicer (i) asserting the invalidity of this 1998-C SUBI Servicing Supplement or (ii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this 1998-C SUBI Servicing Supplement.

                                 ARTICLE III
                           CREATION OF 1998-C SUBI

          3.01 INITIAL CREATION OF 1998-C SUBI PORTFOLIO AND 1998-C SUBI SUB-TRUST.

          (a)  Pursuant to Section 3.01 of the Titling Trust Agreement and
Section 16.01 of the 1998-C SUBI Supplement, the Titling Trustee has been directed to cause to be identified and allocated on the books and records of the Titling Trust the separate 1998-C SUBI Sub-Trust consisting of the 1998-C SUBI Portfolio and certain other associated Titling Trust Assets specified therein. The Titling Trustee, on behalf of the Titling Trust, hereby directs that the Servicer so identify and allocate such a separate SUBI Portfolio of Contracts and related Leased Vehicles from among all Titling Trust Assets owned by the Titling Trustee on behalf of the Titling Trust and currently accounted for as part of the UTI Sub-Trust.

          (b) The Servicer hereby identifies and allocates such a portfolio of Contracts and related Leased Vehicles more particularly described on Exhibit A hereto which is in substantially the form of a Schedule of Contracts and Leased Vehicles, in order to create the initial 1998-C SUBI Portfolio.

          (c) The Servicer hereby represents and warrants to the Titling Trustee, the 1998-C Securitization Trustee and each SUBI Beneficiary that each of the Contracts described on Exhibit A hereto is an Eligible Contract.

          (d) It is the intent of the parties hereto that the proceeds of the Residual Value Insurance Policies applicable to the 1998-C Leased Vehicles and the 1998-C Contracts will be payable by the Servicer (or the insurer under the Residual Value Insurance Policies) directly to the holder of the 1998-C SUBI Insurance Certificate and will not, under any circumstances, be subject to the lien of the 1998-C Securitization Trust Agreement or be required to be deposited in any SUBI Account.

          3.02 SUBSEQUENT ADDITIONS TO 1998-C SUBI PORTFOLIO AND 1998-C SUBI SUB-TRUST.

          (a) The Titling Trustee is hereby directed to cause to be identified and allocated on the books and records of the Titling Trust to the 1998-C SUBI Sub-Trust on or before each Transfer Date certain additional Eligible Contracts, related Leased Vehicles and other associated Titling Trust Assets not then allocated, or reserved for allocation, to any other SUBI Portfolio or Sub-Trust. Such Subsequent Contracts and Subsequent Leased Vehicles to be allocated to the 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust shall have an aggregate Discounted Principal Balance as of the related Transfer Date of an amount not greater than all Principal Collections received after the Cutoff Date (including the amounts treated as Principal Collections pursuant to Section 3.01(c) and 3.01(k) of the 1998-C Securitization Trust Agreement) that have not been so applied pursuant to this Section 3.02(a). The Titling Trustee, on behalf of the Titling Trust, hereby directs the Servicer to select at least one Transfer Date each month during the Revolving Period and to identify such Subsequent Contracts, related Subsequent Leased Vehicles and other associated Titling Trust Assets (as described in the 1998-C SUBI Supplement and meeting the other requirements set forth therein) on or before each Transfer Date, and cause such Subsequent Contracts and Subsequent Leased Vehicles to be specifically identified on a supplemental Schedule of Contracts and Leased Vehicles (which, when considered with all prior Schedules of Contracts and Leased Vehicles, shall be considered to be the definitive Schedule of Contracts and Leased Vehicles) to be delivered pursuant to Section 5.01 hereof. On each such Transfer Date, such Subsequent Contracts, Subsequent Leased Vehicles and other associated Titling Trust Assets shall be added to the 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust, as the case may be, as additional 1998-C SUBI Assets.

          (b) The Servicer shall give one Business Day's prior notice to the Titling Trustee and the 1998-C Securitization Trustee of each Transfer Date. On each Transfer Date, the Servicer shall be deemed to have represented and warranted to the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust that (i) all Subsequent Contracts added to the 1998-C SUBI Portfolio on that date were Eligible Contracts as of the relevant Transfer Date, (ii) no adverse selection procedures were employed in selecting such Subsequent Contracts, (iii) it is not aware of any bias in the selection of such Subsequent Contracts that would cause delinquencies or losses with respect thereto to differ from those of the Initial Contracts, other than the fact that such Subsequent Contracts were selected from all Eligible Contracts not then allocated to any SUBI Portfolio or reserved for allocation to another SUBI Portfolio on a "first-in, first-out" basis, based on the date of origination and (iv) unless the 1998-C Securitization Trustee receives a letter from each Rating Agency to the effect that the use of different criteria would not result in the qualification, reduction or withdrawal of its then current rating on any Investor Certificates rated by either Rating Agency, after giving effect to such reallocation (A) each such 1998-C Contract will be allocated to the 1998-C SUBI Portfolio based upon its Discounted Principal Balance as of the relevant Transfer Date, (B) the weighted average remaining term of the 1998-C

Contracts (including the Subsequent Contracts) will be not greater than 36 months, and (C) the weighted average Booked Residual Value of all 1998-C Leased Vehicles relating to the 1998-C Contracts (including the Subsequent Contracts), as a percentage of the aggregate Capitalized Costs of the 1998-C Contracts (including the Subsequent Contracts), as of the related date of origination, will be not greater than 65%, based on the characteristics of all 1998-C Contracts (including the Subsequent Contracts).

          (c) From and after the date on which the 1998-C SUBI Lease Funding Account is required to be maintained as specified in Section 17.02 of the 1998-C SUBI Supplement, on each Transfer Date the Servicer shall withdraw from the 1998-C SUBI Collection Account (but excluding any amounts in fact deposited therein that the Servicer has notified the 1998-C Securitization Trustee are proceeds of a Residual Value Insurance Policy) an amount equal to the aggregate Discounted Principal Balance as of the relevant Transfer Date of the Subsequent Contracts then being added to the 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust pursuant to Section 16.01 of the 1998-C SUBI Supplement and the Servicer shall direct the Titling Trustee to deposit such amount into the 1998-C Lease Funding Account or for payment to the UTI Beneficiary, as appropriate, directly in connection with the purchase of Subsequent Contracts and Subsequent Leased Vehicles.

          3.03 SERVICER PAYMENT IN RESPECT OF CERTAIN CONTRACTS AND LEASED VEHICLES.

          (a) The representations and warranties of the Servicer set forth in Sections 3.01(c) and 3.02(b), with respect to each 1998-C Contract shall survive delivery of the related 1998-C Contract to the 1998-C SUBI Portfolio and the 1998-C SUBI Sub-Trust and shall continue (speaking as of the dates made) so long as each such 1998-C Contract remains outstanding, or until the termination of the 1998-C Securitization Trust Agreement pursuant to Section 7.01 thereof, whichever occurs earlier. Upon discovery by the Titling Trustee, the 1998-C Securitization Trustee or the Servicer that any such representation or warranty was incorrect as of the time specified with respect to such representation and warranty and such incorrectness materially and adversely affects the interests of the Transferor or Investor Certificateholders in such 1998-C Contract, the party discovering such incorrectness shall give prompt written notice to the others. Within 60 days of its discovery of such incorrectness or notice to such effect to the Servicer, the Servicer shall cure in all material respects the circumstances or condition in respect of which such representation or warranty was incorrect. If the Servicer is unable or unwilling to do so timely, it shall, as the sole remedy for such breach, promptly (i) deposit the Reallocation Payment in respect of such 1998-C Contract into the 1998-C SUBI Collection Account, (ii) reallocate such 1998-C Contract and the related 1998-C Leased Vehicle and other related Titling Trust Assets from the 1998-C SUBI Portfolio to the UTI Portfolio, and (iii) indemnify, defend and hold harmless the holders of the 1998-C SUBI Certificate (including without limitation the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust and the Certificateholders), the holder of the 1998-C SUBI Insurance Certificate and any subsequent servicer (if other than the current Servicer) from and against, any and all loss or liability with respect to or resulting from any such 1998-C Contract or related 1998-C Leased Vehicle. Notwithstanding the foregoing, if any reallocation described in clause (ii) would cause the

Transferor Interest to be equal to or less than zero, the Servicer also shall deposit promptly into the 1998-C SUBI Collection Account a Reallocation Deposit Amount in an amount such that the Transferor Interest will not be reduced to less than zero, and the reallocation will not be made until such deposit has been made.

          (b) In the event that the Servicer receives funds from a Dealer that is required, pursuant to a Dealer Agreement, to repurchase a Contract or Leased Vehicle included in the 1998-C SUBI Portfolio, the Servicer shall, subject to Section 17.01 of the 1998-C SUBI Supplement, within two Business Days of receipt thereof, deposit such funds into the 1998-C SUBI Collection Account, which deposit shall satisfy the UTI Beneficiary's obligations with respect to enforcement of such Dealer repurchase obligation, and return to the repurchasing Dealer the Certificate of Title and Contract with respect to such Leased Vehicle.

          (c) The obligations of the Servicer pursuant to this Section 3.03 shall survive any termination of the Servicer with respect to the 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust under this 1998-C SUBI Servicing Supplement or the Titling Trust Agreement.

          3.04 FILINGS.

          The Servicer will undertake all other and future actions and activities as may be reasonably necessary to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the 1998-C SUBI
Sub-Trust and the 1998-C SUBI Portfolio, as the case may be, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be reasonably necessary hereunder or under any other Securitization Trust Documents, whether on its own behalf or pursuant to the power of attorney granted by the Grantor in the 1998-C SUBI Supplement; provided, however, that in no event shall the Servicer be required to take any action to perfect a security interest that may be held by the 1998-C Securitization Trustee in any 1998-C Leased Vehicle.

                              ARTICLE IV
                       SPECIFIC REQUIREMENTS FOR
               ADMINISTRATION AND SERVICING OF CONTRACTS
                        IN 1998-C SUBI PORTFOLIO

          4.01 SERVICER BOUND BY TITLING TRUST AGREEMENT.

          (a) Except as otherwise specifically provided herein: (i) the Servicer shall continue to be bound by all provisions of the Titling Trust Agreement with respect to the 1998-C Contracts, 1998-C Leased Vehicles and other associated Titling Trust Assets in the 1998-C SUBI Sub-Trust, including without limitation the provisions thereof relating to the administration and servicing of 1998-C Contracts; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the Servicer under the Titling Trust Agreement, as the context may require. In the event the provisions of this 1998-C SUBI Servicing Supplement are more exacting or specific than those contained in the Titling Trust

Agreement or in the event of any conflict between the provisions of this 1998-C SUBI Servicing Supplement with respect to the 1998-C SUBI, and those of the Titling Trust Agreement, the provisions of this 1998-C SUBI Servicing Supplement shall govern.

          (b) For purposes of determining the Servicer's obligations with respect to the servicing of the 1998-C SUBI Sub-Trust under this 1998-C SUBI Servicing Supplement (including without limitation pursuant to Article Four hereof), general references in the Titling Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to the 1998-C SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1998-C SUBI Asset; (iii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1998-C SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Funding Account shall be deemed to refer more specifically to the 1998-C SUBI Lease Funding Account; (v) a SUBI Portfolio shall be deemed to refer more specifically to the 1998-C SUBI Portfolio; (vi) a SUBI Sub-Trust shall be deemed to refer more specifically to the 1998-C SUBI Sub-Trust; (vii) a SUBI Servicing Supplement shall be deemed to refer more specifically to this 1998-C SUBI Servicing Supplement; and (viii) a SUBI Supplement shall be deemed to refer more specifically to the 1998-C SUBI Supplement.

          (c) Coincident with the execution and delivery of this 1998-C SUBI Servicing Supplement, the Servicer shall furnish the 1998-C Securitization Trustee, on behalf of the 1998-C Securitization Trust, with an Officer's Certificate listing the officers or other authorized signatories of the Servicer currently involved in, or responsible for, the administration and servicing of the Contracts in the 1998-C SUBI Portfolio, which list shall from time to time be updated by the Servicer.

          4.02 COLLECTION OF MONTHLY PAYMENTS AND REMITTANCES; APPLICATION OF PROCEEDS; ACCOUNTS.

          (a) The Servicer shall use commercially reasonable efforts, consistent with its then current standards, policies and procedures (including procedures used in connection with new programs commenced in the ordinary course of business, whether or not implemented on a test basis), to
(i) collect all payments required under the terms and provisions of each 1998-C Contract included in the 1998-C SUBI Portfolio; (ii) cause each Obligor to make all payments in respect of the related 1998-C Contract included in the 1998-C SUBI Portfolio to which such Obligor is a party or otherwise obligated; and (iii) to deposit all Collections (excluding proceeds of the Residual Value Insurance Policies which are to be transferred directly to the holder of the 1998-C SUBI Insurance Certificate and which amounts shall not be deemed to be Collections by the Servicer) and any Maturity Advance received from the Transferor into the 1998-C SUBI Collection Account on or before the Deposit Date relating to each Collection Period except as otherwise specified herein or in Section 17.01 or Section 17.02 of the 1998-C SUBI Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions).

               Notwithstanding the foregoing and notwithstanding the provisions of Section 3.01 of the 1998-C Securitization Trust Agreement, in accordance with the provisions of

Section 7.01(c) of the Titling Trust Agreement, for so long as TMCC is the Servicer and each Monthly Remittance Condition is satisfied, the Servicer will be entitled to make deposits of Collections into the 1998-C SUBI Collection Account net of amounts reimbursable or payable to the Servicer as compensation (including in respect of amounts advanced by the Servicer in respect of amounts otherwise payable to the 1998-C Securitization Trustee or to the Titling Trustee or Trust Agent) and net of amounts payable or reimbursable (and actually so paid or reimbursed directly by the Servicer) in respect of the Titling Trust. To the extent the Servicer makes deposits net of any such amounts, the Servicer will cause each relevant Servicer's Certificate to correctly and accurately account for such amounts in providing all information with respect to allocations, applications and payments to be made pursuant to Section 3.01 of the 1998-C Securitization Trust Agreement on the same basis as though such amounts were in fact deposited into the 1998-C SUBI Collection Account. Moreover, as set forth in Section 3.01 of the 1998-C Securitization Trust Agreement, the Servicer will, in each relevant Servicer's Certificate, instruct the 1998-C Securitization Trustee not to make any distribution to the Servicer, Transferor or Titling Trustee to the extent that the Servicer has made any deposit net of a corresponding amount, and the 1998-C Securitization Trustee will have no obligation with respect to or liability for following any such instruction by the Servicer.

          (b) Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or similar charge, in whole or in part, in connection with delinquent payments on or deferrals or extensions of a Contract included in the 1998-C SUBI Portfolio and (ii) defer one or more payments under a 1998-C Contract or extend the Maturity Date of any 1998-C Contract. Notwithstanding the foregoing, the Servicer may not grant more than four deferrals of any 1998-C Contract, and may not extend the Maturity Date of any 1998-C Contract by more than twelve months in the aggregate (or by sixteen months with the inclusion of any deferrals) or such that its Maturity Date will occur later than the last day of the Collection Period related to the Class B Stated Maturity Date; provided, however, that if the Servicer defers payments on any 1998-C Contract more than four times or extends the Maturity Date thereof by more than twelve months in the aggregate (or by more than sixteen months with the inclusion of any deferrals) or so that the extended Maturity Date will occur later than the last day of the Collection Period relating to the Class B Stated Maturity Date, then, as the sole remedy therefor, the Servicer shall, on the Deposit Date related to the Collection Period in which such extension was granted or on the Deposit Date relating to the Collection Period in which the Servicer discovers or is notified that an improper extension was granted, (y) deposit into the 1998-C SUBI Collection Account an amount equal to the then Discounted Principal Balance of such Contract plus an amount equal to the interest, or lease charge, portion of any Monthly Payments with respect thereto at the related Lease Rate that were accrued but unpaid as of the end of that Collection Period, and (z) reallocate such 1998-C Contract and the related 1998-C Leased Vehicle from the 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust to the UTI Portfolio and UTI Sub-Trust. The obligations of the Servicer pursuant to this Section 4.02(b) shall survive any termination of the Servicer's obligations with respect to the 1998-C SUBI Portfolio under this 1998-C SUBI Servicing Supplement.

          (c) As to any Monthly Payments, Liquidation Proceeds, Insurance Proceeds (excluding proceeds of the Residual Value Insurance Policies which are to be transferred directly to the holder of the 1998-C SUBI Insurance Certificate by the Servicer), Prepayments, Payments Ahead or any other payments by or on behalf of any Obligor or otherwise (excluding any late fees or deferral fees) with respect to any 1998-C Contract or related 1998-C Leased Vehicle, including (if applicable) any proceeds of recourse payments by the originating Dealer, whether received by the Servicer through any lock box or similar mechanism used for the collection of regular periodic payments on receivables owned or serviced by it or received directly by the Servicer at any of its servicing offices, but subject to Section 4.08 of this 1998-C SUBI Servicing Supplement with regard to Liquidation Proceeds and Insurance
Proceeds:

               (i) Upon receipt of any such funds (including funds initially deposited in any Servicer lock-box account), the Servicer shall deposit such funds into its operating account and shall ascertain promptly the following information: (A) the amount of each receipt, (B) the Contract Number to which such receipt relates, (C) the nature of the payment (i.e., whether a Monthly Payment, other Liquidation Proceeds, a Prepayment, payment of the Residual Value of the related Leased Vehicle or any other payment by or on behalf of any Obligor), (D) the date such payment is credited; and (E) that such Contract has been allocated to the 1998-C SUBI Portfolio and 1998-C SUBI Sub-Trust (collectively, the "Payment Information").

               (ii) As to any such funds received by the Servicer after the date, if any, on which it ceases to satisfy the Monthly Remittance Conditions, the Servicer shall segregate all such funds from other SUBI Sub-Trusts, and deposit all such funds (net of reimbursement of any Liquidation Expenses incurred by the Servicer with respect to any 1998-C Leased Vehicle whose Liquidation Proceeds are included among such funds and excluding proceeds of the Residual Value Insurance Policies which are to be transferred directly to the holder of the 1998-C SUBI Insurance Certificate by the Servicer) into the 1998-C SUBI Collection Account maintained by the 1998-C Securitization Trustee. Such amounts will thereafter be applied as set forth in Section 17.01(d) of the 1998-C SUBI Supplement.

               (iii) In the event that any proceeds of the Residual Value Insurance Policies applicable to the 1998-C Leased Vehicles and the 1998-C Contracts are deposited in any SUBI Account or another account maintained by the Titling Trustee or the 1998-C Securitization Trustee, such amounts shall be distributed to the holder of the 1998-C SUBI Insurance Certificate by the Titling Trustee or the 1998-C Securitization Trustee, as applicable, on the succeeding Monthly Allocation Date at the written direction of the Servicer.

               (iv) Upon the determination by the Servicer that any proceeds received by it with respect to any 1998-C Contract constitute one or more Payments Ahead, the Servicer shall, unless otherwise instructed by the Titling Trustee, (A) maintain appropriate records of such Payment Ahead so as to be able to timely apply such Payment

     Ahead as a Monthly Payment with respect to the applicable Contract and
     (B) deposit such Payment Ahead into the 1998-C SUBI Collection Account on the Deposit Date relating to the Collection Period during which such Payment Ahead is to be applied, or, after the date, if any, on which it ceases to satisfy the Monthly Remittance Conditions, within two Business Days of such date.

          (d) The Servicer shall treat all Charged-Off Vehicle Proceeds and Matured Leased Vehicle Proceeds in the manner provided for other Liquidation Proceeds in the Titling Trust Agreement and this 1998-C SUBI Supplement; provided, however, as set forth in Section 4.07 of this 1998-C SUBI Servicing Supplement, that the Servicer may be reimbursed for related Charged-Off Vehicle Expenses, Matured Leased Vehicle Expenses, other Liquidation Expenses and Insurance Costs as provided in Section 4.02(h).

          (e) The Servicer shall deposit into the 1998-C SUBI Collection Account on or before each Deposit Date each Security Deposit that was applied in respect of a Contract during the related Collection Period and not paid to a third party or to the Servicer as Liquidation Expenses or Matured Leased Vehicle Expenses, or reimbursements in respect thereof.

          (f) The Servicer, on behalf of the Titling Trustee, shall establish and maintain the 1998-C SUBI Collection Account as set forth in
Section 17.01(a) of the 1998-C SUBI Supplement.

          (g) On each Determination Date the Servicer shall make the calculations necessary to allow the 1998-C Securitization Trustee to make allocations, applications and payments to holders of, or to the 1998-C SUBI Accounts on behalf of the holders of, the 1998-C SUBI Certificates on the related Monthly Allocation Date in accordance with Section 3.01 of the 1998-C Securitization Trust Agreement. In connection therewith, the Servicer shall determine the amount of Titling Trust Expenses incurred or suffered during the preceding Collection Period and shall allocate such Titling Trust Expenses among the various Sub-Trusts, including the 1998-C SUBI Sub-Trust, in good faith and so as not to disproportionately affect any Sub-Trust, generally as provided for in Section 3.04 or 7.04, as appropriate, of the Titling Trust Agreement.

          (h) The Servicer will be entitled to reimbursement of Matured Leased Vehicle Expenses, Charged-Off Vehicle Expenses and other Liquidation Expenses. The Servicer is hereby authorized to net such expenses from proceeds or Collections in respect of the related 1998-C Contracts or 1998-C Leased Vehicles (including Liquidation Proceeds), or to withdraw such amounts from amounts on deposit in the 1998-C SUBI Collection Account. The Servicer also will be entitled to reimbursement of certain payments it makes on behalf of Obligors (including payments it makes on behalf of the related Obligors of taxes, vehicle registration charges, clearance of parking tickets and similar items and expenses and charges incurred by it in the ordinary course of servicing the 1998-C Contracts) from Collections with respect to the 1998-C Contracts (whether or not as separate payments thereof by the related Obligors) or from amounts realized upon the final disposition of 1998-C Leased Vehicles.
To the extent such amounts are not reimbursed prior to or at the final disposition of the related 1998-C Leased

Vehicle but remain unpaid by the related Obligor, such unreimbursed amounts (together with any unpaid Monthly Payments under the related 1998-C Contract) will be treated as Matured Leased Vehicle Expenses, Charged-off Vehicle Expenses or other Liquidation Expenses, as the case may be, and the Servicer is hereby authorized to offset such reimbursable payments, expenses and charges against Matured Leased Vehicle Proceeds, Charged-off Vehicle Proceeds or other Liquidation Proceeds, as the case may be.

          To the extent that during any Collection Period (i) Collections, Matured Leased Vehicle Proceeds, Charged-off Vehicle Proceeds or other Liquidation Proceeds or separate payments from the Obligors in respect of such payments, charges and expenses are deposited into the 1998-C SUBI Collection Account rather than so offset by the Servicer, (ii) any Monthly Payments arising from a Contract allocated to the 1998-C SUBI Sub-Trust are received by the Titling Trustee or deposited in the 1998-C SUBI Collection Account with respect to any prior Collection Period as to which the Servicer has outstanding an unreimbursed Advance, rather than being netted from Collections by the Servicer; or (iii) any amount of unreimbursed Advances already deposited in the 1998-C SUBI Collection Account on any Deposit Date are reasonably determined by the Servicer to be Nonrecoverable Advances, then, on the related Deposit Date, the Servicer shall (y) notify the Titling Trustee and the 1998-C Securitization Trustee in writing as to any such amount and (z) instruct the Titling Trustee to, and the Titling Trustee shall, promptly transfer an amount equal to the aggregate of such amounts from the 1998-C SUBI Collection Account, to the 1998-C SUBI Lease Funding Account. Thereafter, the Titling Trustee shall remit to the Servicer from the 1998-C SUBI Lease Funding Account the total of such amounts, without interest (the "Servicer Reimbursement"). In lieu of causing the Titling Trustee to transfer such amounts to the 1998-C SUBI Lease Funding Account (or in the event the 1998-C SUBI Lease Funding Account has not been required to be established as set forth in Section 17.02 of the 1998-C SUBI Supplement), the Servicer is hereby authorized to deduct such amounts from amounts on deposit or otherwise to be deposited into the 1998-C SUBI Collection Account.

          (i) The Servicer shall account to the Titling Trustee and the 1998-C Securitization Trustee with respect to the 1998-C SUBI Sub-Trust separately from any other Sub-Trust.

          (j) The Servicer shall direct the Titling Trustee or the 1998-C Securitization Trustee, as applicable, to invest amounts held in the 1998-C SUBI Accounts and the Reserve Fund in Permitted Investments as provided in the Titling Trust Agreement, 1998-C SUBI Supplement and the 1998-C Securitization Trust Agreement. The maximum permissible maturities of any such investments pursuant to this clause on any date shall be not later than the Business Day immediately preceding the Monthly Allocation Date next succeeding the date of such investment, except for (i) investments on which the Trust Agent or 1998-C Securitization Trustee, respectively, is the obligor (including repurchase agreements as to which it, in its commercial capacity, is liable as principal), or that are TMCC Demand Notes, which may mature on such next succeeding Certificate Payment Date, (ii) investments during the Revolving Period of Principal Collections (including amounts treated as Principal Collections pursuant to Sections

3.01(c) and 3.01(k) of the 1998-C Securitization Trust Agreement) on deposit in the 1998-C SUBI Collection Account, which may mature on such dates as specified by the 1998-C Securitization Trustee at the Servicer's direction so as to maintain the availability of sufficient cash to make payments pursuant to Section 3.02(c) hereof, and (iii) amounts on deposit in the 1998-C Certificateholders' Account, which may mature on the Business Day preceding the next succeeding relevant Certificate Payment Date (as described in Section 3.01 of the 1998-C Securitization Trust Agreement); provided, however, that any Permitted Investment consisting of a TMCC Demand Note may mature on the relevant Certificate Payment Date rather than on the prior Business Day to the extent specified in the Indenture as specified in the related TMCC Demand Note in accordance with the terms of the Indenture.

          (k) In the event the Servicer provides to the UTI Beneficiary, the Titling Trustee and the 1998-C Securitization Trustee a letter from each Rating Agency to the effect that the utilization by the Servicer of a remittance schedule differing from those contemplated herein or in the 1998-C SUBI Supplement with respect to Collections to be deposited in the 1998-C SUBI Collection Account will not result in a qualification, downgrading or withdrawal of the then-current rating assigned to the Rated Certificates by such Rating Agency, (i) this 1998-C SUBI Servicing Supplement (and any corresponding or related Sections in the 1998-C SUBI Supplement) may be so modified without the consent of any Certificateholders and (ii) the Servicer may remit such collections to the 1998-C SUBI Collection Account in accordance with that alternative remittance schedule.

          (l) The parties hereto acknowledge that the Titling Trustee, on behalf of the Titling Trust, has made a complete transfer to the 1998-C Securitization Trustee of the Collections in respect of the 1998-C SUBI Assets contained in all accounts maintained by the Titling Trustee (excluding proceeds of the Residual Value Insurance Policies, the rights to which are evidenced by the 1998-C SUBI Insurance Certificate which is the sole property of the Transferor) and, except as provided in this 1998-C SUBI Servicing Supplement, the 1998-C SUBI Supplement and the 1998-C Securitization Trust Agreement, neither the Titling Trustee nor the Servicer has any right to direct such funds to a third party or to receive such funds (other than to receive such funds pursuant to an investment thereof in Permitted Investments on which such party is the obligor).

          (m) In the event of a sale, disposition or other liquidation of the 1998-C SUBI Certificate and the other property of the 1998-C Securitization Trust pursuant to Section 7.02 or Section 8.02 of the 1998-C Securitization Trust Agreement, the Servicer shall allocate the net proceeds thereof as set forth in the 1998-C Securitization Trust Agreement.

          4.03 RECORDS.

          (a) As to any proceeds or other receipts with respect to any Trust Asset, including without limitation Monthly Payments, Prepayments, Liquidation Proceeds and any other payments by or on behalf of any Obligor or otherwise with respect to any 1998-C Contract or 1998-C Leased Vehicle, the Servicer shall maintain or cause to be maintained such computer and manual records with respect to all such proceeds and other receipts in accordance with the customary and usual procedures of institutions which service closed-end automobile and light duty truck leases and, to the extent more exacting, in conformity in all material respects with the procedures used by the Servicer in respect of any such leases serviced by it for its own account or the accounts of its Affiliates.

          (b) The Servicer shall retain or cause to be retained all data (including, without limitation, computerized records), together with all operating software and appropriate documentation, relating directly to or maintained in connection with the servicing of the 1998-C Contracts (the "Contract Records") consistent with its then applicable retention policies or applicable law. The Servicer shall provide or cause to be provided to the Titling Trustee, on behalf of the Titling Trust, upon its request, copies of all such data and appropriate documentation retained by the Servicer at all reasonable times and upon reasonable notice. The Servicer shall promptly report to the Titling Trustee, on behalf of the Titling Trust, any failure on its part to maintain the Contract Records as herein provided and promptly take appropriate action to remedy any such failure.

          (c) Upon the occurrence and during the continuance of an Event of Servicing Termination or if the rights of the Servicer with respect to the 1998-C SUBI Portfolio are terminated in accordance with Section 6.01(b) of this 1998-C SUBI Servicing Supplement or, if this 1998-C SUBI Servicing Supplement is terminated pursuant to Section 7.01, the Servicer shall, on demand of the Titling Trustee, on behalf of the Titling Trust (either at the request of the 1998-C Securitization Trustee or, as provided in Section 6.01(b) of this 1998-C SUBI Servicing Supplement, upon demand of Investor Certificateholders representing not less than 51% of the aggregate Voting Interest), deliver to the 1998-C Securitization Trustee all such data, operating software and appropriate documentation necessary for the servicing of the 1998-C Contracts, including but not limited to the related Contract Documents and Title Documents, all moneys collected by it and required to be deposited in any 1998-C SUBI Account on behalf of the Titling Trust, or in the 1998-C SUBI Collection Account or the Reserve Fund on behalf of the 1998-C Securitization Trust, all Security Deposits with respect to 1998-C Contracts, and any 1998-C Leased Vehicle in the possession of the Servicer that has been repossessed or is part of Matured Leased Vehicle Inventory and in either case has not yet been sold or otherwise disposed of. In addition to delivering such data, operating software and appropriate documentation and moneys, if a new servicer is appointed, the Servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the 1998-C Contracts to the party that will be assuming responsibility for such servicing, including, without limitation, directing Obligors to remit payments in respect of such Contracts to an account or address designated by the Titling Trustee or such new servicer.

     4.04 COLLECTION AND APPLICATION OF SECURITY DEPOSITS.

               Subject to Section 4.03(c) of this 1998-C SUBI Servicing Supplement, the Servicer shall retain each Security Deposit remitted to it (or deemed remitted to it) as agent and bailee for the Obligor until such time as the Titling Trust, the Titling Trustee on behalf of the

Titling Trust, or the Servicer may lawfully and under the terms of the related 1998-C Contract apply such Security Deposit against unpaid amounts owed under the 1998-C Contract, damages to the related 1998-C Leased Vehicle, excess wear and tear charges, expenses in connection with the refurbishment and disposal of the related 1998-C Leased Vehicle or against fees, charges, payments or expenses advanced or paid by the Servicer in accordance with applicable law, its customary and usual servicing procedures and the related 1998-C Contract, from and after which time such amounts will be 1998-C SUBI Assets, subject to any reimbursement due to the Servicer. To the extent any Security Deposit or portion thereof is to be treated as proceeds of a 1998-C Contract or 1998-C Leased Vehicle (because such 1998-C Contract has become a Charged-Off Contract), the related Security Deposit or such portion shall be deemed to be Liquidation Proceeds. On each Deposit Date, or otherwise as provided in Section 4.02(c)(ii) of this 1998-C SUBI Servicing Supplement, the Servicer shall deposit into the 1998-C SUBI Collection Account each Security Deposit that became Liquidation Proceeds during the previous month; otherwise, each Security Deposit related to a 1998-C Contract, after deduction for amounts applied towards the payment or reimbursement of any amount described above, shall be returned to the related Obligor by the Servicer upon termination of such 1998-C Contract.

          4.05 ADVANCES.

          (a) On or prior to each Deposit Date, the Servicer shall make an Advance with respect to each outstanding delinquent 1998-C Contract and each 1998-C Contract as to which payments have been deferred resulting in the diminution of the amount to be received on any Due Date relative to the amount of each originally scheduled Monthly Payment if such 1998-C Contract has not been reallocated to the UTI Portfolio with an accompanying Reallocation Payment. Each such Advance will be made by deposit into the 1998-C SUBI Collection Account of an amount equal to the aggregate amount of Monthly Payments due but not received during the related Collection Period.

          (b) With respect to each Monthly Allocation Date, the Servicer will have the option to make an Advance with respect to any 1998-C Leased Vehicles in its possession and pending disposition during the related Collection Period. Each such Advance shall be made by deposit into the 1998-C SUBI Collection Account of an amount not to exceed the aggregate amount of Liquidation Proceeds that the Servicer reasonably expects to realize (based on criteria set forth in Section 9.09 of the 1998-C Securitization Trust Agreement) upon disposition of all or any such 1998-C Leased Vehicles.

          (c) Notwithstanding any other provision of this 1998-C SUBI Servicing Supplement, the Servicer shall not be obligated to make any Advance in respect of any 1998-C Contract if the Servicer shall have reasonably determined that any such Advance, if made, would constitute a Nonrecoverable Advance. Any such determination relating to a claim by the Servicer for reimbursement of Nonrecoverable Advances from monies on deposit on the 1998-C SUBI Collection Account shall be evidenced by an Officer's Certificate (or the statement to Certificateholders or the certification by any other authorized signatory) of the Servicer furnished to each UTI Beneficiary, the Titling Trustee and the 1998-C Securitization Trustee setting out the basis for such determination, which determination shall be conclusive and binding absent manifest error.

          4.06 PAYMENT OF CERTAIN FEES AND EXPENSES; NO OFFSET.

          (a) As part of its obligations hereunder, to the extent that cash flows relating to the 1998-C SUBI Sub-Trust, as set forth in Section 3.01(c) of the 1998-C Securitization Trust Agreement, are insufficient to provide for the payment of all fees and expenses due to the Titling Trustee or the 1998-C Securitization Trustee as Capped Titling Trust Administrative Expenses, Capped Securitization Trust Administrative Expenses, Uncapped Titling Trust Administrative Expenses or Uncapped Securitization Trust Administrative Expenses, the Servicer shall advance an amount equal to such excess fees and expenses as they become payable from time to time and agrees to indemnify the Titling Trustee and the 1998-C Securitization Trustee and their respective officers, directors, employees and agents for such amounts. The Servicer shall be entitled to reimbursement of such advances as set forth in the 1998-C Securitization Trust Agreement. The obligations of the Servicer pursuant to this
Section 4.06(a) shall survive any termination of the Servicer's rights and obligations with respect to the 1998-C SUBI Portfolio under this 1998-C SUBI Servicing Supplement.

          (b) Prior to the termination of the Servicer's rights and obligations with respect to the 1998-C SUBI Sub-Trust and thereafter if such termination results from an Event of Servicing Termination, the obligations of the Servicer with respect to the 1998-C SUBI Sub-Trust shall not be subject to any defense, counterclaim or right of offset that the Servicer has or may have against any UTI Beneficiary, the Titling Trustee on behalf of the Titling Trust, or the 1998-C Securitization Trustee, whether in respect of this 1998-C SUBI Servicing Supplement, the 1998-C SUBI Supplement, any Securitization Trust Document, any 1998-C Contract, any related Contract Document, any 1998-C Leased Vehicle or otherwise.

          4.07 SERVICING COMPENSATION.

          (a) As compensation for the performance of its obligations under this 1998-C SUBI Servicing Supplement, the Servicer shall be entitled to receive from the Titling Trustee, on behalf of the Titling Trust, on each Monthly Allocation Date, the Servicing Fee equal to the sum of:

               (i) An amount (the "Servicing Rate Portion") equal to one-twelfth of 1.00% of the Aggregate Net Investment Value as of the first day of the related Collection Period (or, in the case of the first Monthly Allocation Date, as of the Cutoff Date); and

          (ii) Any late fees, deferral fees and other administrative fees or similar charges paid by any Obligor pursuant to a 1998-C Contract during the related Collection Period;

PROVIDED, HOWEVER, the Servicing Fee shall be paid out of cash flows and in accordance with the priorities of payments specified in Section 3.01(c) of the 1998-C Securitization Trust Agreement and the Servicer may be reimbursed for advancing certain Administrative Expenses as provided in this 1998-C SUBI Servicing Supplement. Further, as additional servicing compensation with regard to the 1998-C SUBI Sub-Trust, the Servicer also shall receive income as and to the extent provided in the 1998-C Securitization Trust Agreement.

          The Servicing Rate Portion will be calculated and paid based upon a 360-day year consisting of twelve 30-day months. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement of such expenses except to the extent that such expenses (A) constitute Charged-Off Vehicle Expenses, Matured Lease Vehicle Expenses or other Liquidation Expenses, (B) as provided in Section 4.12 of this 1998-C SUBI Servicing Supplement, are recoverable under an applicable Insurance Policy, (C) constitute repayments from the related Obligor, as provided in Section 4.08 of this 1998-C SUBI Servicing Supplement or (D) are Uncapped Titling Trust Administrative Expenses or Uncapped Securitization Trust Administrative Expenses reimbursed from Available Interest pursuant to Section 3.01(c) of the 1998-C Securitization Trust Agreement. For so long as there shall be only one Servicer for the Titling Trust, the Servicing Fee shall be deemed to be an expense incurred with respect to the Titling Trust Assets generally; if at any time the Servicer shall only service some (but not all) Sub-Trusts, the Servicing Fee shall be deemed to be an expense incurred with respect to that discrete group of Titling Trust Assets contained in the Sub-Trusts the Servicer then services.

          (b) So long as TMCC is the Servicer, the Servicer may, by notice to the Titling Trustee and the 1998-C Securitization Trustee on or prior to any Determination Date, waive its Servicing Fee with respect to the related Collection Period, if the Servicer believes that sufficient collections will be available from Interest Collections on one or more future Monthly Allocation Dates (other than from amounts on deposit in the Reserve Fund) to pay such waived Servicing Fee, without interest. If the Servicer waives such Servicing Fee, the Servicing Fee with respect to such Collection Period shall be deemed to be zero for all purposes, provided, however, that for purposes of Section 3.01(c)(iv) of the 1998-C Securitization Trust Agreement, any such waived Servicing Fee thereafter shall be treated as an unpaid Servicing Fee with respect to a prior Collection Period (unless the Servicer continues to waive such Servicing).

          4.08 REPOSSESSION AND SALE OF LEASED VEHICLES.

          In accordance with the procedures used by the Servicer in respect of any comparable leases and leased vehicles serviced by it for its own account or the accounts of its Affiliates (including procedures used in connection with new programs commenced in the ordinary course of business, whether or not implemented on a test basis), the Servicer shall use its commercially reasonable efforts to (i) repossess the 1998-C Leased Vehicle related to any 1998-C Contract that the Servicer shall have determined to be in default to the same extent the Servicer would repossess a vehicle pursuant to a lease contract that is property of the Servicer or (ii) otherwise take possession of any 1998-C Leased Vehicle related to any 1998-C Contract to the same extent the Servicer would take possession of a vehicle pursuant to a lease contract that is property of the Servicer.

          The Servicer shall, in accordance with the standards set forth in the immediately preceding paragraph:

          (a) follow such practices and procedures as it shall deem necessary or advisable in its servicing of closed-end automobile and light duty truck leases, which may include reasonable efforts to realize upon any recourse to Dealers, consigning a 1998-C Leased Vehicle to a motor vehicle dealer for resale or selling a 1998-C Leased Vehicle at public or private sale; and

          (b) sell or otherwise dispose of each 1998-C Leased Vehicle that is repossessed in accordance with the related 1998-C Contract or that becomes part of Matured Leased Vehicle Inventory for the 1998-C SUBI Sub-Trust and, if such related 1998-C Contract is in default, shall commence and prosecute any proceedings in respect of such 1998-C Contract (and such 1998-C Leased Vehicle) in its own name or, if the Servicer deems it necessary, in the name of the Titling Trustee, on behalf of the Titling Trust.

          The obligations of the Servicer under this Section are subject to the provision that, in the event of damage to a 1998-C Leased Vehicle from a cause for which the Obligor under the related 1998-C Contract was not required to obtain casualty insurance or maintain such insurance in full force and effect, the Servicer shall not be required to expend its own funds in repairing such 1998-C Leased Vehicle unless it shall reasonably determine that such restoration will increase Liquidation Proceeds (net of Liquidation Expenses) of the related 1998-C Contract by at least an equivalent amount. The Servicer shall only expend funds in connection with the repossession and/or sale of any 1998-C Leased Vehicle to the extent that it would do so in connection with the sale or disposition of vehicles subject to lease contracts that are its own property. The Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a 1998-C Contract or the related 1998-C Leased Vehicle; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they constitute Charged-Off Vehicle Expenses, Matured Leased Vehicle Expenses or other Liquidation Expenses or expenses recoverable under an applicable Insurance Policy. All Charged-off Vehicle Proceeds, Matured Leased Vehicle Proceeds or other Liquidation Proceeds and Insurance Proceeds (other than proceeds of the Residual Value Insurance Policies, the rights to which are evidenced by the 1998-C SUBI Insurance Certificate, which is the sole property of the Transferor) shall be deposited and transferred as provided in Section 4.02 of this 1998-C Servicing Supplement. Notwithstanding the foregoing, in the event the Servicer determines that, in accordance with its normal servicing procedures, it will apply the Insurance Proceeds with respect to a damaged or destroyed Leased Vehicle to the substitution of another vehicle (for which the 1998-C Contract will remain in force, but will relate to such substituted vehicle), the Servicer shall be permitted to so apply such Insurance Proceeds and shall not report or treat such funds as Insurance Proceeds hereunder. Any such substituted vehicle shall thereafter be the relevant 1998-C Leased Vehicle and such vehicle shall be the "related Leased Vehicle" or " related 1998-C Leased Vehicle" with respect to such 1998-C Contract, for all purposes of the 1998-C SUBI Sub-Trust.

          Notwithstanding the foregoing, prior to transferring any such funds out of its operating account, the Servicer shall first deduct therefrom any unreimbursed Charged-Off Vehicle Expenses, Matured Leased Vehicle Expenses or other Liquidation Expenses and expenses recoverable under an applicable Insurance Policy. In connection with this Section, the Titling Trustee, on behalf of the Titling Trust, shall grant to the Servicer a power of attorney in the form attached as Exhibit C with regard to the 1998-C Leased Vehicles, with full power of substitution. The Servicer shall not conduct such a substitution other than in the ordinary course of its business and on substantially the same terms as are consistent with its past practices.

          The Servicer is not required hereby to deduct from Charged-Off Vehicle Proceeds, Matured Leased Vehicle Proceeds or other Liquidation Proceeds or Insurance Proceeds with respect to any particular 1998-C Leased Vehicle all related unreimbursed Charged-Off Vehicle Expenses, Matured Leased Vehicle Expenses or other Liquidation Expenses or expenses recoverable under an applicable Insurance Policy prior to transferring such funds out of its operating account. Such expenses may instead be reimbursed as provided in Section 4.02(h) of this 1998-C SUBI Servicing Supplement.

          4.09 SERVICER TO ACT ON BEHALF OF TITLING TRUST.

          (a) In order to facilitate the servicing of the 1998-C SUBI Sub-Trust by the Servicer, the Titling Trustee, on behalf of the Titling Trust, hereby appoints the Servicer as its agent, bailee and custodian to retain possession of the related Contract Documents, Title Documents and any other related items that from time to time come into possession of the Servicer, and the Servicer hereby accepts such appointment.

          (b) The Servicer shall maintain each such Contract Document and Title Document at its offices identified on the attached Schedule I, or at such other office as shall be specified by the Servicer to the Titling Trustee on 30 days' prior notice. The Servicer shall promptly report to the Titling Trustee any failure on its part to retain possession of any such Contract Documents or Title Documents and promptly take appropriate action to remedy any such failure.

          (c) Upon written instructions from the Titling Trustee, on behalf of the Titling Trust, setting forth a reasonable basis therefor, or in the exercise of its duties and powers hereunder, the Servicer shall release any Contract Document, Title Document, or other related item to the Titling Trustee or its agent or designee, as the case may be, at such place or places as the Titling Trustee may designate, as soon as practicable. The Servicer shall not be responsible for any loss occasioned by the failure of the Titling Trustee to return any document or any delay in doing so.

          (d) The Servicer shall be deemed to have received proper instructions with respect to any such Contract Document, Title Document, any other related item or any Contract Record, upon its receipt of written instructions by a Responsible Officer of the Titling Trustee. A certified copy of a bylaw or a resolution of the Board of Directors of the Titling Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Titling Trustee.

          (e) The Servicer shall identify from time to time all (i) periodic sales and use tax or property (real or personal) tax reports,
(ii) periodic renewals of licenses and permits, (iii) periodic renewals of qualification to act as a trust and a business trust and (iv) other periodic governmental filing, registration or approvals (collectively, "Filings") arising with respect to or required of the Titling Trust or the Titling Trustee, including (in the case of clauses (ii) and (iv)) such licenses, permits, and other Filings as are required for the Titling Trust or the Titling Trustee to accept assignments of 1998-C Contracts and to be identified as the owner of 1998-C Leased Vehicles on their Certificates of Title. The Servicer shall also identify any surety bonds or other ancillary undertakings required of the Titling Trust or the Titling Trustee in respect of any Filing. The Servicer shall timely prepare and file, or cause to be filed, with the cooperation of the Titling Trustee, on behalf of the Titling Trustee, or the Titling Trust with the appropriate Person each Filing and each such ancillary undertaking with a copy to the Titling Trustee. In connection with this Section, the Titling Trustee, on behalf of the Titling Trust, shall grant to the Servicer such authority, including without limitation any necessary power of attorney in the form attached as Exhibit C, as it may require in order to effect each such Filing and ancillary undertaking. Should the Servicer at any time receive notice, or have actual knowledge, of any non-compliance with any Filing requirement, it shall promptly so notify the Titling Trustee.

          (f) The Titling Trustee shall deliver to the Servicer and the 1998-C Securitization Trustee, promptly upon their execution and delivery by the parties thereto, each amendment and supplement to the Titling Trust Agreement as any such amendment and supplement relates to the 1998-C SUBI Sub-Trust. The Servicer shall not act contrary to any provision of the Titling Trust Agreement as it relates to the 1998-C SUBI Sub-Trust, as so amended or supplemented.

          4.10 INDEMNIFICATION BY SERVICER.

          The Servicer (for purposes of this Section, the "Indemnifying Party") agrees to indemnify, defend and hold harmless the 1998-C Securitization Trustee, the Titling Trustee and each of their respective officers, directors, employees and agents (each an "Indemnified Party") for any and all liabilities, losses, damages and expenses (including without limitation reasonable fees and expenses of counsel) that may be incurred by any Indemnified Party as a result of any act or omission by the Servicer in connection with its maintenance and custody of the Contract Documents, Title Documents, and Contract Records with respect to 1998-C Contracts and 1998-C Leased Vehicles, the servicing of the 1998-C Contracts, the Servicer's undertakings in clause (e) of Section 4.09 of this 1998-C SUBI Servicing Supplement or any other activity undertaken or omitted by the Servicer with respect to any 1998-C SUBI Asset. Promptly after receipt by an Indemnified Party under this Section of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the Indemnifying Party under this Section, notify the Indemnifying Party of the commencement thereof. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who may, unless there is, as evidenced by an opinion of counsel to the Indemnified Party stating that there is an unwaivable conflict of interest, be counsel to the Indemnifying Party), and the Indemnifying Party will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The obligations set forth in this Section shall survive the termination of this 1998-C SUBI Servicing Supplement or the resignation or removal of the Servicer (generally or with respect to the 1998-C SUBI Sub-Trust) or the 1998-C Securitization Trustee.

          4.11 THIRD PARTY CLAIMS.

          The Servicer shall immediately notify the Transferor (in the event that TMCC is not acting as the Servicer hereunder), the Titling Trustee, on behalf of the Titling Trust, the 1998-C Securitization Trustee, on behalf of the 1998-C Securitization Trust, and any other holder of the 1998-C SUBI Certificate or 1998-C SUBI Insurance Certificate upon its learning that a claim of whatever kind that would, if proven or converted to judgment, have a material adverse impact on any UTI Beneficiary, the Transferor, the Titling Trustee, the Titling Trust, the 1998-C Securitization Trust, the 1998-C Securitization Trustee, the Investor Certificateholders, any 1998-C SUBI Asset or the Servicer is being made by a third party with respect to any 1998-C Contract or 1998-C Leased Vehicle (whether or not included in the 1998-C SUBI Sub-Trust) or the servicing thereof or with respect to any other Titling Trust Asset (whether or not constituting a 1998-C SUBI Asset).

          4.12 INSURANCE POLICIES.

          So long as any 1998-C SUBI Certificates are outstanding, the Servicer will maintain and pay when due all premiums with respect to, and the Servicer may not terminate or cause the termination of the following (all premiums with respect to which shall constitute Administrative Expenses): (i) the Contingent and Excess Liability Insurance Policies unless (A) one or more replacement insurance policies or binder(s) is obtained providing coverage against third party claims that may be raised against the Titling Trustee, on behalf of the Titling Trust, with respect to any 1998-C Leased Vehicle included in the 1998-C SUBI Sub-Trust in an amount at least equal to $10 million per claim, not subject to any annual or aggregate cap (which policy or policies may be a blanket insurance policy or policies covering the Servicer and one or more of its Affiliates), or (B) each Rating Agency has delivered a letter to the 1998-C Securitization Trustee to the effect that the obtaining of any such replacement insurance policy or policies, in and of itself, will not cause its then-current rating of any of the Rated Certificates to be qualified, reduced or withdrawn; or (ii) the Residual Value Insurance Policies specified in clause (i) of the definition of Residual Value Insurance Policies in the Annex of Supplemental Definitions, unless the 1998-C Contracts may properly be treated as finance leases for purposes of generally accepted accounting principles, consistently applied, by virtue of some reason other than maintenance of that policy, and the Servicer has provided to the Titling Trustee and the 1998-C Securitization Trustee an Officer's Certificate to that effect, describing such reasons which shall be in accordance with GAAP. On or before December 31 of each year, the Servicer shall provide to the Titling Trustee one or more Officer's Certificates (or certification by a duly authorized signatory of the Servicer) certifying that the policies it is required to maintain pursuant to this Section remain in full force and effect. The obligations of the Servicer pursuant to this Section shall survive any termination of the Servicer's obligations with respect to the 1998-C SUBI Sub-Trust under this 1998-C SUBI Servicing Supplement.

          4.13 SERVICER NOT TO RESIGN; ASSIGNMENT.

          (a) Except as provided in Section 6.01 of this 1998-C SUBI Servicing Supplement, the Servicer shall not resign from the duties and obligations hereby imposed on it as Servicer except upon determination by its Board of Directors (or the Executive Committee thereof) that by reason of a change in applicable legal requirements the continued performance by the Servicer of its duties as Servicer under this 1998-C Servicing Supplement would cause it to be in violation of such legal requirements in a manner that would result in a material adverse effect on the Servicer or its financial condition, said determination to be evidenced by a board resolution to such effect accompanied by an Opinion of Counsel reasonably satisfactory to the Titling Trustee of Independent counsel reasonably satisfactory to the Titling Trustee, to such effect. No such resignation shall become effective unless and until a new servicer is willing to service the 1998-C Contracts and enters into a servicing agreement with the Titling Trustee, on behalf of the Titling Trust, such agreement to have substantially the same provisions as this Servicing Agreement except as provided in Section 4.13(b). The Titling Trustee, on behalf of the Titling Trust, shall not unreasonably fail to consent to such a servicing agreement.

          (b) If the Servicer resigns in the circumstances contemplated by clause (a) above, in addition to the requirements set forth therein, the Opinion of Counsel required thereby also shall be reasonably satisfactory to the 1998-C Securitization Trustee. The 1998-C Securitization Trustee shall not unreasonably fail to consent to a servicing agreement with a new servicer that proposes to enter into a servicing agreement that meets the standards required by this 1998-C SUBI Servicing Supplement. No such resignation shall affect the obligation of the Servicer to remit moneys to the 1998-C SUBI Collection Account (in lieu of unrecoverable insurance proceeds pursuant to Section 4.14), or the obligations of the Servicer pursuant to Sections 3.03(a), 4.04 (until such obligations are transferred to a successor Servicer pursuant to the terms of this Agreement), 4.06(a), 4.10 or 4.12 of this 1998-C SUBI Servicing Supplement. No successor Servicer shall be required to undertake any of the foregoing, other than (i) the obligations set forth in Section 4.04, to the extent that such obligations are transferred to a successor Servicer pursuant to Section 6.01 of this 1998-C SUBI Servicing Supplement, (ii) the obligation set forth in Section 4.06(a) of this 1998-C SUBI Servicing Supplement (which shall remain a joint and several obligation of the initial Servicer and any successor Servicer) and (iii) the obligations set forth in Section 4.10, which provision shall not require indemnification by any successor Servicer for the actions of the Servicer under this 1998-C SUBI Servicing Supplement. The Titling Trustee shall give prompt notice to each Rating Agency of any such resignation of the Servicer, and the Titling Trustee and 1998-C Securitization Trustee and of the proposed substitute servicer.

          (c) The Servicer may not assign this Servicing Agreement or any of its rights, powers, duties or obligations hereunder; provided, however, that the Servicer may assign this Servicing Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with Section 4.15 of this 1998-C SUBI Servicing Supplement.

          (d) Except as provided above, the duties and obligations of the Servicer under this 1998-C SUBI Servicing Supplement shall continue until this 1998-C SUBI Servicing Supplement shall have been terminated as provided in Section 7.01 of this 1998-C SUBI Servicing Supplement and shall survive the exercise by the Titling Trustee, on behalf of the Titling Trust, of any right or remedy under this 1998-C SUBI Servicing Supplement or the enforcement by the Titling Trustee, on behalf of the Titling Trust, of any provision of the Titling Trust Documents.

          4.14 OBLIGOR INSURANCE COVERAGE IN RESPECT OF LEASED VEHICLES.

          The Servicer shall use its normal servicing procedures (including procedures used in connection with new programs commenced in the ordinary course of business, whether or not implemented on a test basis) to ensure that the Obligor under each Contract shall have, and maintain in full force and effect during the term of such Contract, a comprehensive, collision and property damage insurance policy covering the actual cash value of the related Leased Vehicle and naming the Titling Trust or the Titling Trustee on behalf of the Titling Trust as a loss payee, as well as public liability, bodily injury and property damage coverage in the amounts required by applicable state law or as set forth in such Contract, and naming the Titling Trust or the Titling Trustee on behalf of the Titling Trust as an additional insured. Notwithstanding the foregoing, if an insurance policy names the Servicer rather than the Titling Trust or the Titling Trustee on behalf of the Titling Trust as loss payee or additional insured, the Servicer shall not be required to correct such designation as long as the Servicer is responsible for any increased deductibles under any Contingent and Excess Liability Policy as provided in the following paragraph. Except as otherwise set forth in this 1998-C SUBI Servicing Supplement or in any other Transaction Document, the Servicer shall, on at least a monthly basis, deposit into the 1998-C SUBI Collection Account any proceeds of such Insurance Policy that the Servicer may receive with respect to any 1998-C Leased Vehicle.

          In each case as to which a deductible is applicable under any Contingent and Excess Liability Policy, the Servicer will pay the deductible on behalf of the insured. The foregoing obligation of the Servicer shall survive the resignation of the Servicer or any termination of it as Servicer under this 1998-C SUBI Servicing Supplement pursuant to
Section 6.01 of this 1998-C SUBI Servicing Supplement.

          4.15 CORPORATE EXISTENCE; STATUS; MERGER.

          (a) The Servicer shall keep in full effect its existence, rights and franchises (except as set forth in (b) below) as a California corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings of the Servicer and its subsidiaries considered as a whole, and in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Servicer to perform its obligations under, the Transaction Documents.

          (b) The Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person without the prior written consent of the Titling Trustee, on behalf of the Titling Trust, unless
(i) the corporation formed by such consolidation or into which the Servicer has merged or the Person which acquires by conveyance, transfer or lease all or substantially all the assets of the Servicer as an entirety is (A) a citizen of or an entity organized and existing under the laws of the United States or any State and (B) either executes and delivers to the Titling Trustee, on behalf of the Titling Trust, an agreement in form and substance reasonably satisfactory to the Titling Trustee, that contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this 1998-C SUBI Servicing Supplement and the other Transaction Documents or is so bound by operation of law, or (ii) the Servicer is the surviving corporation resulting from such consolidation or merger.

                                  ARTICLE V
                            STATEMENTS AND REPORTS

          5.01 REPORTING BY THE SERVICER.

          (a) On or prior to the 25th day of each calendar month, the Servicer shall cause to be delivered to the Titling Trustee a report in respect of the prior calendar month, setting forth (i) any information relating to the 1998-C Contracts or the related 1998-C Leased Vehicles that normally would be available from a servicer of closed-end automobile and light-duty truck leases and is reasonably requested by the Titling Trustee and (ii) if required, any additional information required by the terms of any Securitized Financing, and (iii) deliver such other reports, Officer's Certificates or certificates from other authorized signatories as may be necessary pursuant to this 1998-C SUBI Servicing Supplement to document to the 1998-C Securitization Trustee the Servicer's right to any further reimbursement of unreimbursed Servicer Expenses.

          (b) On or prior to each Determination Date and each Transfer Date, the Servicer shall deliver or cause to be delivered to the Titling Trustee and the 1998-C Securitization Trustee a supplement to the Schedule of 1998-C Contracts and 1998-C Leased Vehicles containing data reflecting the addition or removal of 1998-C Contracts or 1998-C Leased Vehicles from the 1998-C SUBI Portfolio as of the first day of the current Collection Period (in the case of each Determination Date) or as of the related Subsequent Cutoff Date (in the case of each Transfer
Date). Any such supplement shall contain, in addition to the data required by the definition of the term "Schedule of Contracts and Leased Vehicles", an identification of the Discounted

Principal Balance of each 1998-C Contract added or removed. Such reports will be delivered by the Servicer to the 1998-C Securitization Trustee and the Luxembourg Stock Exchange, at such times as set forth in Section
3.03 of the 1998-C Securitization Trust Agreement and will be made available at the offices of each Paying Agent. In addition, the Servicer shall, on or prior to each Determination Date, cause to be delivered to the Titling Trustee, the 1998-C Securitization Trustee, the Swap Counterparty, each Rating Agency and the Luxembourg Stock Exchange a certificate in the name of the Servicer, executed by an officer or authorized signatory therefor in respect of such Collection Period (the "Servicer's Certificate") substantially in the form attached hereto as Exhibit B (and setting forth such additional information as requested by each Rating Agency from time to time and which information the Servicer is able to reasonably provide), containing all information (other than such information to be provided by the 1998-A Securitization Trustee pursuant to Section 3.01(a) of the 1998-A Securitization Trust Agreement) necessary to make the allocations and applications or payments required by the 1998-C Securitization Trust Agreement in respect of the Collection Period immediately preceding such Determination Date, including the information needed to prepare the statement required by Section 3.03 of the 1998-C Securitization Trust Agreement. Any person may obtain a copy of a Servicer's Certificate at no charge at the office of any Paying Agent or from the 1998-C Securitization Trustee upon written request, and the 1998-C Securitization Trustee shall have no obligation to determine whether such person is a Certificateholder.

          (c) In addition, within a reasonable period of time after the end of each calendar year during the term of the 1998-C Securitization Trust Agreement, the Servicer will forward to the Titling Trustee, the 1998-C Securitization Trustee, the Swap Counterparty, each Paying Agent and the Luxembourg Stock Exchange and the 1998-C Securitization Trustee will make available to each Certificateholder, a statement, setting forth the amounts described in clauses (ii) through (viii) in Section 3.03(a) of the 1998-C Securitization Trust Agreement on an aggregate or annualized basis, as appropriate as well as the amount paid in respect of interest on and principal of each Class of Class A Certificates.

          (d) Upon the occurrence of any Termination Event of which the Servicer has actual knowledge, the Servicer shall give prompt written notice thereof to the 1998-C Securitization Trustee, specifying the cause or causes of such event.

          5.02 ANNUAL ACCOUNTANTS' REPORTS.

          Within 120 days after September 30 of each fiscal year for the Servicer (commencing with the year ended September 30, 1999), the Servicer shall deliver to the Titling Trustee, the 1998-C Securitization Trustee and the UTI Beneficiary (if TMCC is no longer both the Servicer and the UTI Beneficiary) a report prepared by the Independent Accountants of the Servicer concerning their review of the activities of the Servicer during the preceding 12-month period ended September 30 (or other applicable period in the case of the first such report or letter) to the effect that such accountants have reviewed certain records and documents relating to the servicing of the 1998-C Contracts under this Agreement (using procedures specified in such report or letter) and as a result of such review, and in connection with such procedures, they are reporting such exceptions, if any, as shall be set forth therein. Such report or letter shall also indicate that the firm is independent with respect to the Transferor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          In the event such Independent Accountants require the 1998-C Securitization Trustee to agree to the procedures performed by such firm, the Servicer shall direct the 1998-C Securitization Trustee in writing to so agree; it being understood and agreed that the 1998-C Securitization Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the 1998-C Securitization Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

          5.03 OTHER CERTIFICATES AND NOTICES FROM SERVICER.

          (a) Within 120 days after September 30 of each calendar year (commencing with the fiscal year ended September 30, 1999), the Servicer shall deliver an Officer's Certificate to the Titling Trustee and the 1998-C Securitization Trustee to the effect that a review of the activities of the Servicer during the prior fiscal year (or since the Closing Date in the case of the first such Officer's Certificate) has been made under the supervision of the officer executing such Officer's Certificate with a view to determining whether during such period the Servicer has performed and observed all of its obligations under this 1998-C SUBI Servicing Supplement, and either (i) stating that, to the best of his or her knowledge, no default by the Servicer under this 1998-C SUBI Servicing Supplement has occurred and is continuing, or (ii) if such a default has occurred and is continuing, specifying such default and the nature and status thereof.

          (b) In the event the rating of the Servicer's long-term unsecured debt obligations falls below Baa1 by Moody's or BBB+ for Standard & Poor's as determined by a Rating Agency, then on a quarterly basis, the Servicer shall cause to be delivered to the 1998-C Securitization Trustee and each Rating Agency an Officer's Certificate stating that neither the Titling Trust nor any of its ERISA Affiliates:
(i) maintains a Plan, which, as of its last valuation date, has any unfunded current liability; (ii) anticipates that the value of the assets of any Plan it maintains would not be sufficient to cover any Current Liability; or (iii) is contemplating benefit improvements with respect to any Plan then maintained by any such entity or the establishment of any new Plan, either of which would cause any such entity to maintain a Plan with Unfunded Current Liability.

          5.04 TAX RETURNS.

          As contemplated by Section 6.12 of the 1998-C Securitization Trust Agreement, the Servicer shall direct the 1998-C Securitization Trustee to prepare or cause to be prepared, on behalf of the Transferor, any required federal tax information returns (in a manner consistent with the treatment of the Investor Certificates as indebtedness). Also as contemplated by Section 6.12 of the 1998-C Securitization Trust Agreement, the Servicer shall timely prepare or cause to be prepared any federal and state tax returns that may be required with respect to the 1998-C Securitization Trust or the assets thereof and shall timely deliver any such returns to the 1998-C Securitization Trustee for signature.

                                   ARTICLE VI
                                    DEFAULT

          6.01 EVENT OF SERVICING TERMINATION; TERMINATION OF SERVICER AS TO 1998-C SUBI PORTFOLIO.

          (a) "Events of Servicing Termination" as used herein shall have the meaning set forth in the attached Annex of Supplemental Definitions. Upon the occurrence of an event or circumstance of force majeure, the Servicer shall not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner, and the Servicer shall provide to the Titling Trustee, the 1998-C Securitization Trustee, the Transferor and the Investor Certificateholders prompt notice of such failure or delay, together with a description of its efforts to perform its obligations.

          (b) If any Event of Servicing Termination shall have occurred and be continuing, the Titling Trustee may or at the direction of the 1998-C Securitization Trustee shall (which direction will only be given pursuant to Section 6.01(c)(iii) of the 1998-C Securitization Trust Agreement), terminate all or a portion of the rights and powers of the Servicer under this 1998-C SUBI Servicing Supplement, including all or a portion of the rights of the Servicer to receive the servicing compensation provided for in Section 4.07 of this 1998-C SUBI Servicing Supplement with respect to all periods following such termination. Upon any such termination, and subject to the limitations set forth in Section 4.13(b) of this 1998-C SUBI Servicing Supplement, all rights, powers, duties and responsibilities of the Servicer under this 1998-C SUBI Servicing Supplement, whether with respect to the related Contract Documents, the related Title Documents or Contract Records, the Servicing Fee or otherwise, so terminated shall vest in and be assumed by any successor servicer appointed by the Titling Trustee pursuant to a servicing agreement with the Titling Trustee, on behalf of the Titling Trust, containing substantially the same provisions as this 1998-C SUBI Servicing Supplement (including with respect to the compensation of such successor servicer), and the Titling Trustee is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the Titling Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, directing some or all of the Obligors to remit Monthly Payments, Prepayments and all other payments on or in respect of the 1998-C Contracts and the 1998-C Leased Vehicles to an account or address designated by the Titling Trustee or such new servicer. Further, in such event, the Servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the affected 1998-C Contracts to the new servicer (including transfer of the Security Deposits being held by the Servicer pursuant to Section 4.04 of this 1998-C SUBI Servicing Supplement), and as promptly as practicable, the Servicer shall provide to the new servicer a current computer tape containing all information from the Contract Records required for the proper servicing of the affected Contracts, together with documentation containing any and all information necessary for use of the tape.

          (c) The Titling Trustee, on behalf of the Titling Trust, shall upon the written direction of (i) if there is a UTI Pledge, the pledgee thereof or, if not, the UTI Beneficiary, or (ii) 100% of the holders of each of the 1998-C SUBI Certificate and 1998-C SUBI Insurance Certificate, waive any default by the Servicer in the performance of its obligations hereunder and its consequences with regard to the Sub-Trust containing those Titling Trust Assets, as the case may be. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Servicing Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          6.02 NO EFFECT ON OTHER PARTIES.

          Upon any termination of the rights and powers of the Servicer with respect to the 1998-C SUBI Sub-Trust from time to time pursuant to
Section 6.01 hereof, or upon any appointment of a successor to the Servicer with respect to the 1998-C SUBI Sub-Trust, all the rights, powers, duties and obligations of the Titling Trustee, the UTI Beneficiary and the Transferor under this 1998-C SUBI Servicing Supplement, the 1998-C Securitization Trust Agreement, the 1998-C SUBI Supplement, or any other Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided herein or therein.

                                 ARTICLE VII
                                 MISCELLANEOUS

          7.01 TERMINATION OF AGREEMENT.

          (a) In connection with any purchase by the Transferor of the Investor Certificateholders' interest in the corpus of the 1998-C Securitization Trust pursuant to Section 7.02 of the 1998-C Securitization Trust Agreement, and the Transferor's then succeeding to all of the interest in the 1998-C SUBI and if the UTI Beneficiary shall thereafter succeed to such interest in the 1998-C SUBI, the Servicer, upon the direction of the UTI Beneficiary as provided in Section 16.05 of the 1998-C SUBI Supplement, shall reallocate all 1998-C Contracts, 1998-C Leased Vehicles and related 1998-C SUBI Assets to the UTI Sub-Trust.

          (b) Except as provided in this Section, the respective duties and obligations of the Servicer and the Titling Trustee with respect to the 1998-C SUBI shall terminate upon the termination of the 1998-C Securitization Trust Agreement pursuant to Section 7.01 thereof. Upon such a termination, the Servicer shall pay over to the Titling Trustee or any other Person entitled thereto all monies held by the Servicer with respect to the 1998-C SUBI Sub-Trust pursuant to this 1998-C SUBI Servicing Supplement.

          7.02 AMENDMENT.

          (a) To the extent that any amendment or supplement deals with the 1998-C SUBI Sub-Trust, this 1998-C SUBI Servicing Supplement may be amended from time to time in a writing signed by the Titling Trustee, on behalf of the Titling Trust, the Trust Agent and the Servicer, with the prior written consent of the 1998-C Securitization Trustee, on behalf of the 1998-C Securitization Trust, which shall be given only in the circumstances contemplated by Section
9.01 of the 1998-C Securitization Trust Agreement.

          (b) The Servicer shall provide each Rating Agency that rated the Investor Certificates prior notice of the content of any proposed amendment to this 1998-C SUBI Servicing Supplement, whether or not such amendment relates to the 1998-C SUBI or requires approval of any Rating Agency.

          (c) Any amendment to the Titling Trust Agreement that applies to or affects the UTI or any Other SUBI, in addition to the 1998-C SUBI Sub-Trust shall also be subject to the foregoing provisions of this Section 7.02. Notwithstanding the foregoing, this Section 7.02 does not modify or supersede any provision in the Titling Trust Agreement. Without limiting the foregoing, any amendment of the Titling Trust Agreement or any other SUBI Servicing Agreement that neither applies to nor affects the 1998-C SUBI shall not require the consent of the 1998-C Securitization Trustee or the Beneficiaries of the 1998-C SUBI Certificate or the 1998-C SUBI Insurance Certificate.

          7.03 GOVERNING LAW.

          This 1998-C SUBI Servicing Supplement shall in all respects be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws

          7.04 NOTICES.

          All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, any prepaid courier service, or by telecopier, and addressed in each case as follows: (a) if to TMCC or the Servicer (if the same as TMCC), at Toyota Motor Credit Corporation, 19001 South Western Avenue, Torrance, California 90501,
Attention: Treasury Department--Corporate Treasury Manager  (telecopier no.
(310) 787-6194); (b) if to the Titling Trustee, at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (Telecopier No. (312) 228-9401), with a copy to the principal Trust Agent designated by the Titling Trustee and (c) if to the 1998-C Securitization Trustee, at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (Telecopier No. (312) 228-9401. The Servicer, the Titling Trustee or the 1998-C Securitization Trustee may change its address for notices hereunder by giving notice of such change to the other such Persons. All notices and demands (x) shall be deemed to have been given upon delivery or tender of delivery thereof to any officer or other duly authorized recipient of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, (y) if given by the Titling Trustee shall be deemed to have been given by all of the beneficiaries of the Titling Trust and (z) if given by the 1998-C Securitization Trustee shall be deemed to be given by the Investor Certificateholders.

          7.05 SEVERABILITY.

          If one or more of the provisions of this 1998-C SUBI Servicing Supplement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this 1998-C SUBI Servicing Supplement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1998-C SUBI Servicing Supplement invalid or unenforceable in any respect.

          7.06 NO PETITION.

          The Servicer covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing has been paid in full, it will not institute against, or join any other Person in instituting against, the Transferor, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Titling Trustee under this Agreement.

          7.07 INSPECTION AND AUDIT RIGHTS.

          The Servicer agrees that, on reasonable prior notice, it will permit any representative or designee of the Titling Trustee, on behalf of the Titling Trust, during the normal business hours of the Servicer, to examine all books of account, records, reports and other papers of the Servicer relating to the Titling Trust Assets, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Titling Trustee, and to discuss the affairs, finances and accounts relating to the Titling Trust Assets with its officers, employees and Independent Accountants (and by this provision the Servicer hereby authorizes such Independent Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Such rights shall include, but shall not be limited to, any off-site storage facilities at which any data (including, without limitation, computerized records), together with all operating software and appropriate documentation, may be held. The Titling Trustee agrees to keep confidential all the confidential information of the Servicer acquired during any such examination as if such information were its own confidential information, except to the extent necessary for the purposes of this 1998-C SUBI Servicing Supplement. The expenses incident to the exercise by the Titling Trustee of any right under this Section shall be reimbursable by the Servicer.

          7.08 ARTICLE AND SECTION HEADINGS.

          The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          7.09 EXECUTION IN COUNTERPARTS.

          This 1998-C SUBI Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          7.10 RIGHTS CUMULATIVE.

          All rights and remedies from time to time conferred upon or reserved to the Titling Trustee, on behalf of the Titling Trust, the Servicer or the 1998-C Securitization Trustee or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this 1998-C SUBI Servicing Supplement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

          7.11 FURTHER ASSURANCES.

          Each party will do such acts, and execute and deliver to any other party such additional documents or instruments, as may be reasonably requested in order to effect the purposes of this 1998-C SUBI Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

          7.12 THIRD-PARTY BENEFICIARIES.

          This 1998-C SUBI Servicing Supplement, insofar as it relates to the 1998-C SUBI Sub-Trust, will inure to the benefit of and be binding upon the parties hereto, their respective successors and permitted assigns, the 1998-C Securitization Trustee, the Titling Trustee (on behalf of the Titling Trust), and each of the holders of any legal or beneficial interest in the 1998-C SUBI Certificate or the 1998-C SUBI Insurance Certificate (including without limitation the 1998-C Securitization Trustee and the Certificateholders), who shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this 1998-C SUBI Servicing Supplement, no other Person will have any right or obligation hereunder.

          7.13 EFFECT OF 1998-C SUBI SERVICING SUPPLEMENT ON TITLING TRUST AGREEMENT.

          (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1998-C SUBI Servicing Supplement and the Titling Trust Agreement with respect to the 1998-C SUBI, the provisions of this 1998-C SUBI Servicing Supplement shall prevail.

          (b) For purposes of determining the parties' obligations under this 1998-C SUBI Servicing Supplement with respect to the 1998-C SUBI, general references in the Titling Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to a 1998-C SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1998-C SUBI Asset; (iii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1998-C SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Funding Account shall be deemed to refer more specifically to the 1998-C Lease Funding Account; (v) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1998-C SUBI Sub-Trust or 1998-C SUBI Portfolio, as the case may be; (vi) a SUBI Supplement shall be deemed to refer more specifically to the 1998-C SUBI Supplement; and (vii) a SUBI Servicing Supplement shall be deemed to refer more specifically to this 1998-C SUBI Servicing Supplement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                 TOYOTA MOTOR CREDIT CORPORATION,
                                    as Servicer


                                 By:   /s/ GEORGE E. BORST
                                     -------------------------------------------
                                     Name:   George E. Borst
                                     Title:  Senior Vice President and General
                                             Manager


                                 TOYOTA LEASE TRUST

                                 By:  TMTT, INC.,
                                       as Titling Trustee


                                 By:   /s/ STEVEN E. CHARLES
                                     -------------------------------------------
                                     Name:   Steven E. Charles
                                     Title:  Vice President and Assistant
                                             Secretary


                                 U.S. BANK NATIONAL ASSOCIATION,
                                      as Trust Agent


                                 By:   /s/ STEVEN E. CHARLES
                                     -------------------------------------------
                                     Name:   Steven E. Charles
                                     Title:  Vice President

Acknowledged and Agreed:

TOYOTA AUTO LEASE TRUST 1998-C

By:  U.S. Bank National Association,
       as 1998-C Securitization Trustee

By:    /s/ STEVEN E. CHARLES
    -------------------------------
    Name:  Steven E. Charles
    Title: Vice President

                                      EXHIBIT A


                           SCHEDULE OF 1998-C CONTRACTS AND
                 1998-C LEASED VEHICLES AS OF THE INITIAL CUTOFF DATE



     [Omitted. Copies on file with the Servicer, the Titling Trustee and the 1998-C Securitization Trustee.]

                                   EXHIBIT B


                        FORM OF SERVICER'S CERTIFICATE


                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Allocation Date of _____ for the Collection Period of _______ through _________


                                                                  Investor Interest                 Class A1
                                                                  -----------------                 --------
                                                       Total     Percent     Balance      Percent     Notional Balance
                                                       -----     -------     -------      -------     ----------------
ORIGINAL DEAL PARAMETER
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Notional/Certificate Balance
Percent of ANIV
Notional/Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount
Number of Contracts
INPUT FROM PRIOR MONTHLY SERVICER'S CERTIFICATE
-----------------------------------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional Certificate Balance
Adjusted Notional/Certificate Balance
Percent of ANIV
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

END OF PERIOD BALANCES:
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional Certificate Balance
  Adjusted Notional/Certificate Balance
  Percent of ANIV
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                                               Class A2                    Class B             Transferor Interest
                                                               --------                    -------             -------------------
                                                    Percent     Notional Balance     Percent     Balance             Balance
                                                    -------     ----------------     -------     -------             -------
ORIGINAL DEAL PARAMETER
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Notional/Certificate Balance
Percent of ANIV
Notional/Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount
Number of Contracts
INPUT FROM PRIOR MONTHLY SERVICER'S CERTIFICATE
-----------------------------------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional Certificate Balance
Adjusted Notional/Certificate Balance
Percent of ANIV
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

END OF PERIOD BALANCES:
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional Certificate Balance
  Adjusted Notional/Certificate Balance
  Percent of ANIV
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)

                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Allocation Date of _____ for the Collection Period of _______ through _________


CURRENT MONTH COLLECTION ACTIVITY
---------------------------------
Principal Collections
Prepayments in Full - Number
Prepayments in Full - Amount
Reallocation - Number of Leases
Reallocation Payment
Interest Collections
Net Liquidation Proceeds and Recoveries
Increase (Decrease) in Maturity Advances
Net Liquidation Proceeds - Vehicle Sales
Reimbursed Certificate Principal Losses
Net Investment Income
                                                     ----------------
Total Available


Increase (Decrease) in Servicer Advances
(Increase) Decrease in PayAheads Held



                                                                                                                ANIV
CURRENT MONTH OPERATIONAL ACTIVITY                                                  Vehicles                   Balance
----------------------------------                                                  --------                   -------
INVENTORY ON HAND:
  Matured Lease Vehicle Inventory
  Repossessed Vehicle Inventory
                                                                                ----------------           ---------------
  Total Inventory on Hand
                                                                                ----------------           ---------------
                                                                                ----------------           ---------------
RESIDUAL VALUE (GAIN) LOSS:
  Matured Lease Vehicle Inventory Sold
  Net Liquidation Proceeds
                                                                                                           ---------------
  Net Residual Value (Gain) Loss
                                                                                                           ---------------
                                                                                                           ---------------
  Cumulative Residual Value (Gain) Loss all periods
                                                                                                           ---------------
                                                                                                           ---------------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:
  Liquidated Contracts
  Discounted Principal Balance
  Net Liquidation Proceeds
  Recoveries - Previously Liquidated Contracts
                                                                                                           ---------------
  Aggregate Credit Losses for the Collection Period
                                                                                                           ---------------
                                                                                                           ---------------
  Cumulative Credit Losses for all Periods
                                                                                                           ---------------
                                                                                                           ---------------
  Repossessed in Current Period


                                                                                   Accounts        Percent        ANIV     Percent
                                                                                   --------        -------        ----     -------
DELINQUENT CONTRACTS:
  31-60 Days Delinquent
  61-90 Days Delinquent
  Over 90 Days Delinquent
                                                                              ----------------------------------------------------
  Total Delinquencies
                                                                              ----------------------------------------------------
                                                                              ----------------------------------------------------

                                                                                                               Amount
                                                                                                               ------
BEGINNING UNREINVESTED PRINCIPAL COLLECTIONS
  Current Month Principal Collections
                                                                                                           ---------------
  Total Available
  Allocation to Subsequent Contracts and Lease Vehicles
                                                                                                           ---------------
                                                                                                           ---------------
  Ending Unreinvested Principal Collections
                                                                                                           ---------------
                                                                                                           ---------------


                                                                                                             Annual
CAPPED AND UNCAPPED EXPENSES:                                                            Amount              Amount
                                                                                     ----------------------------------
   Capped Contingent and Excess Liability Premiums
   Capped Titling Trust Administration Expenses
   Capped Securitization Trust Administration Expenses
                                                                                     ----------------------------------
      Total Capped Expenses
   Uncapped Titling Trust Administration Expenses
                                                                                     ----------------------------------
   Uncapped Securitization Trust Administration Expenses
      Total Uncapped Expenses
      Paid Expenses
      Previous Unpaid Balance
      Current Unpaid Balance

SERVICER'S FEE DUE:
  Due from Previous Periods
  Due for this Period
  Paid this Period
  Servicer's Fee Balance Due
SUPPLEMENTAL SERVICER'S FEES


                                                                                                     Average               Average
                                                  Number         Scheduled         Sale           Net Liqudation          Residual
                                                   Sold          Maturities        Ratio             Proceeds               Value
                                                   ----          ----------        -----             --------               -----
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collecton Period
  First Preceding Collection Period
  Current Collection Period
  Three Month Average

Ratio of 3 Month Average Net Liquidation Proceeds to Average Residual Value for the Current Collection Period


                                                                                                  Annualized Average
                                                                                                      Charge-Off
                                                                                                         Rate
                                                                                                  ------------------
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE
FOR EACH COLLECTION PERIOD:
    Second Preceding Collection Period
    First Preceding Collection Period
    Current Collection Period
    Three Month Average
Trigger Indicator (1.25%)

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period
    First Preceding Collection Period
    Current Collection Period
    Three Month Average
Trigger Indicator (1.25%)


                                                                                     Total
RESERVE FUND:                                                                       Amount
                                                                                    ------
  Beginning Balance
  Withdrawal Amount                                                             /            /
  Transferor Excess
                                                                                --------------
  Ending Balance
  Specified Reserve Fund Balance
                                                                                --------------
  Release to Transferor
  Cumulative Withdrawal Amount

                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Allocation Date of _____ for the Collection Period of _______ through _________


                                                                        Investor Interest               Class A1
                                                                       Percent     Balance      Percent      Balance
                                                                       -------     -------      -------      -------
NOTIONAL/CERTIFICATE INTEREST ACCRUAL AMOUNT
--------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
                                                          -----------
    Available Interest
  Class A-1 and A-2 Notional Interest Accrual Amount
  Unreimbursed Swap Interest Shortfall
  Interest Accrual for Adjusted Class B Certificat Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped  Expenses
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses
                                                          -----------             -----------            -----------
  Total Unallocated Interest
  Excess Interest to Transferor
                                                          -----------             -----------            -----------
Net Interest Collections Available
 Deposit to Reserve Fund                                  /         /
                                                          -----------
Withdrawal from Reserve Fund
                                                          -----------

PRINCIPAL:
----------
Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor
  Loss Reimbursement from Reserve Fund
                                                          -----------             -----------            -----------
Tranferor Ending Certificate Princ. Loss Amount

Principal Allocations:
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Maturity Advances
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  Withdrawal from Reserve Fund
  B Certificate Principal Subordinated Inc (Dec)
                                                          -----------             -----------            -----------
  Total Principal Reinvested
                                                          -----------             -----------            -----------
  Total Principal Allocated
                                                          -----------             -----------            -----------

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
------------------------------------------
  Beginning Balance
  Current increase (decrease)
                                                          -----------
  Ending Balance
                                                          -----------
CLASS A INTEREST SUBORDINATED:
------------------------------
  Beginning Balance
  Current increase (decrease)
                                                          -----------
  Ending Balance
                                                          -----------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
------------------------------------------
  Beginning Balance
  Current increase (decrease)
                                                          -----------
  Ending Balance
                                                          -----------
CLASS B INTEREST SUBORDINATED:
------------------------------
  Beginning Balance
  Current increase (decrease)
                                                          -----------
  Ending Balance
                                                          -----------


                                                                   Class A2                 Class B          Transferor Interest
                                                                   --------                 -------          -------------------
                                                          Percent     Balance      Percent     Balance      Interest    Principal
                                                          -------     -------      -------     -------      --------    ---------
NOTIONAL/CERTIFICATE INTEREST ACCRUAL AMOUNT
--------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
                                                                    -----------
    Available Interest
  Class A-1 and A-2 Notional Interest Accrual Amount
  Unreimbursed Swap Interest Shortfall
  Interest Accrual for Adjusted Class B Certificat Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped  Expenses
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses
                                                                    -----------              -----------     -----------
  Total Unallocated Interest
  Excess Interest to Transferor
                                                                    -----------              -----------     -----------
Net Interest Collections Available
 Deposit to Reserve Fund

Withdrawal from Reserve Fund


PRINCIPAL:
----------
Certificate Principal Loss Amounts:
  Current Loss Amount
  Loss Reimbursement from Transferor
  Loss Reimbursement from Reserve Fund
                                                                    -----------              -----------     ---------------------
Tranferor Ending Certificate Princ. Loss Amount

Principal Allocations:
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Maturity Advances
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  Withdrawal from Reserve Fund
  B Certificate Principal Subordinated Inc (Dec)
                                                                    -----------              -----------     ---------------------
  Total Principal Reinvested
                                                                    -----------              -----------     ---------------------
  Total Principal Allocated
                                                                    -----------              -----------     ---------------------

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B  CERTIFICATE PRINCIPAL LOSS AMOUNTS
-------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
Allocation Date of _____ for the Collection Period of _______ through _________

                                                                Investor Interest     Class A1     Class A2     Class B
                                                      Total          Balance          Balance      Balance      Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ ALLOCATIONS:
  Allocations - Not Disbursed Beginning of Period
  Allocations - Current Period
  Distributions - Current Period
                                                     --------        --------         --------     --------     -------
  Allocations - Not Disbursed End of Period
                                                     --------        --------         --------     --------     -------
                                                     --------        --------         --------     --------     -------
INTEREST DISTRIBUTIONS TO CERTIFICATEHOLDERS:

Interest on Permitted Investments                 **
Collections - Interest                             *
Transfer (to) from Reserve Account
                                                     --------
Interest Allocations - Current Month
Permitted Investment Maturities                   **
                                                     --------        --------         --------     --------     -------
Total Interest Distributed to Certificateholders
                                                     --------        --------         --------     --------     -------

PRINCIPAL DISTRIBUTIONS TO CERTIFICATEHOLDERS:

Collections - Principal
Transfer from Reserve Account
                                                     --------
Principal Allocations - Current Month
Permitted Investment Maturities
                                                     --------        --------         --------     --------     -------
Total Principal Distributed to Certificateholders
                                                     --------        --------         --------     --------     -------
     TOTAL PRINCIPAL AND INTEREST DISTRIBUTED:
                                                     --------        --------         --------     --------     -------
                                                     --------        --------         --------     --------     -------

* Interest Collections wired from TMCC to the Trust Collection Account.

**  Total of these items represent principal
and interest on the TMCC demand notes and is
wired from TMCC to the Trust Certificateholder
Account.
Total Due Trustee
                                                     --------

                                     B-4

INTEREST PAYMENTS:
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty
   Due to Swap Counterparty
   Proration %
   Interest Due to Investors
   Interest Payment to Investors



SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover
Swap Interest Shortfall Inc/(Dec) This Period
Swap Swap Interest Shortfall Carryover

INTEREST RESET:
Interest Rate
Number of Days
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE





I hereby certify to the best of my knowledge that the servicing report provided is true and correct.



------------------------------------------------
Holly Pearson, Treasury Manager

                                      EXHIBIT C

                              FORM OF POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the Toyota Lease Trust, a Delaware business trust qualified to do business in the State of California does hereby make, constitute, and appoint the persons listed on the attached SCHEDULE A, as Branch Managers for Toyota Motor Credit Corporation ("TMCC") for the branch offices identified on the attached schedule (the "Branches"), its true and lawful attorneys-in-fact for and in its name, stead and behalf, for the following purpose only:

     To execute or to designate, in writing, appropriate individuals to execute Retail Motor Vehicle Lease Agreements (Non-Recourse) between Toyota Lease Trust and various vehicle dealers in the territories customarily managed by such Branch Manager's Branch and for no other purpose whatsoever.

     This Power of Attorney may be revoked by the Toyota Lease Trust by notice in writing to the above-named attorneys-in-fact, in care of the Branch at the Branch's place of business and this Power of Attorney shall immediately terminate without notice if the above-named attorney-in-fact shall cease to be an employee of TMCC at such Branch.

--------------------------------------------------------------------------------

     This Power of Attorney shall terminate three (3) years from the date hereof without further action by the Toyota Lease Trust unless it shall have been revoked or terminated in accordance with the terms hereof prior to that date.

     This Power of Attorney may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Dated this ___________ day of _______________________, 1996.

                                  TOYOTA LEASE TRUST

                                  By TMTT, Inc., not in its individual capacity,
                                   but solely as Trustee of Toyota Lease Trust

                                      By:
                                         --------------------------------------

Countersigned
              ---------------------
                 Branch Manager

Not valid unless countersigned by
Toyota Motor Credit Corporation Branch Manager

                                      SCHEDULE I

                               LIST OF BRANCH OFFICES

--------------------------------------------------------------------------------
                                       BRANCHES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              303 International Circle, Ste 300
BALTIMORE                     Hunt Valley, MD 21031
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              8550 United Plaza Blvd., Suite 903
BATON ROUGE                   Baton Rouge, LA 70809
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              Two Highwood Drive, Suite 204
BOSTON-NORTH                  Tewksbury, MA 01876
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              1500 West Park, Third Floor
BOSTON-WEST                   Westborough, MA 01581
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              1111 W. 22nd. Street, Suite 420
CHICAGO                       Oak Brook, IL 60521-1935
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              155 Pfingsten, Suite 225
CHICAGO-NORTH                 Deerfield, IL 60015
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              4501 Erskine Road, Suite 200
CINCINNATI                    Cincinnati, OH 45242
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              777 East Campbell Road, Suite 200
DALLAS                        Richardson, TX 75081
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              7670 S. Chester Street, #200
DENVER                        Englewood, CO 80112
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              19500 Victor Parkway, Suite 400
DETROIT                       Livonia, MI 48152
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              3975 Fair Ridge, Suite 300
FAIFAX                        Fairfax, VA 22033
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BRANCHES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              16945 Northchase Drive, Suite 1150
HOUSTON                       Houston, TX 77060
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              2600 Michelson Drive, Suite 500
IRVINE                        Irvine, CA 92712
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              7400 W 110th. Street, Suite 200
KANSAS CITY                   Overland Park, KS 66210
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              140 S. State College Blvd., Suite 300
LOS ANGELES                   Brea, CA 92621
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              440 E. Huntington Drive, Suite 200
LOS ANGELES-NORTH             Arcadia, CA 91006
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              30501 Agoura Road, Suite 202
LOS ANGELES-WEST              Agoura Hills, CA 91301
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              90 Crystal Run Road, Suite 310
MIDDLETOWN                    Middletown, NY 10940
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              750 Old Hickory Blvd., Suite 260
NASHVILLE                     Brentwood, TN 37027
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              1000 Bridgeport Avenue, Fourth Floor
NEW HAVEN                     Shelton, CT 06484
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              4 Gatehall Drive, Suite 350
PARSIPPANY                    Parsippany, NJ 07054
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              Two Walnut Grove Drive, Suite 310
PHILADELPHIA                  Horsham, PA 19044
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              10040 North 25th Ave., Suite 200
PHOENIX                       Phoenix, AZ 85021
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       BRANCHES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              5000 Meadows Road, Suite 251
PORTLAND                      Lake Oswego, OR 97035
--------------------------------------------------------------------------------
                              300 Las Cumbre Avenue, Ste. 24
PUERTO RICO                   Entrada Los Rio, 00926
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              3957 Westerre Parkway, Suite 200
RICHMOND                      Richmond, VA 23233
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              8850 California Center Drive, Bldg. 1, #202
SACRAMENTO                    Sacramento, CA 95826
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              600 Emerson Road, Suite 310
ST. LOUIS                     Creve Coeur, MO 63141
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              14100 San Pedro, Suite 200
SAN ANTONIO                   San Antonio, TX 78232
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              7676 Hazard Center Drive, Suite 650
SAN DIEGO                     San Diego, CA 92108
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              4000 Executive Parkway, Suite 525
SAN FRANCISCO                 San Ramon, CA 94583
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              2300 Clayton Road, Suite 200
SAN FRANCISCO-NORTH           Concord, CA 94520
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              3006 Northup Way, Suite 300
SEATTLE                       Bellevue, WA 98004
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              580 Howard Avenue, Suite 300
SOMERSET                      Somerset, NJ 08873
--------------------------------------------------------------------------------
EQUIPMENT FINANCE &           19001 South Western Avenue
DIVERSIVIED PRODUCTS          Torrance, CA 90509-2958
--------------------------------------------------------------------------------
                              Toyota Motor Credit Corporation
                              19300 Gramercy Place
CORPORATE                     Torrance, CA 90509
--------------------------------------------------------------------------------

                    TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1998-C Allocation Date of Month 2x, 19xx for the Collection Period of
                                Month 1x